                                                      MASTER CUSTODIAN AGREEMENT

         This  Agreement is made as of November  26, 2002 by and among each  management  investment  company  identified  on Appendix A hereto (each such investment  company and each management  investment company made subject to this Agreement in accordance with Section
18.5 below, shall hereinafter be referred to as (the "Fund"),  and STATE STREET BANK and TRUST COMPANY,  a Massachusetts  trust company
(the "Custodian"),

                                                              WITNESSETH:

         WHEREAS,  each Fund may or may not be authorized to issue shares of common stock or shares of beneficial  interest in separate series ("Shares"), with each such series representing interests in a separate portfolio of securities and other assets;

         WHEREAS,  each Fund so  authorized  intends that this  Agreement be  applicable  to each of its series set forth on Appendix A hereto  (such  series  together  with all other  series  subsequently  established  by the Fund and made  subject to this  Agreement in accordance with Section 18.6 below, shall hereinafter be referred to as the "Portfolio(s)"); and

         WHEREAS, each Fund not so authorized intends that this Agreement be applicable to it and all references  hereinafter to one or more "Portfolio(s)" shall be deemed to refer to such Fund(s).

         NOW, THEREFORE,  in consideration of the mutual covenants and agreements  hereinafter  contained,  the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby employs the Custodian as a custodian of assets of the Portfolios,  including  securities  which the Fund, on behalf of the applicable  Portfolio,  desires to be held in places within the United States ("domestic  securities") and securities it desires to be held outside the United States  ("foreign  securities").  The  Custodian  shall not be  responsible  for any property of a Portfolio which is not received by it or which is delivered  out in  accordance  with Proper  Instructions  (as such term is defined in Section 7 hereof) including,  without limitation,  Portfolio property (i) held by brokers, private bankers or other entities (other than an agent of the Custodian  appointed  pursuant to Section 2.7 hereof) on behalf of the Portfolio  (each a "Local  Agent"),  (ii) held by Special
Sub-Custodians  (as such term is defined in Section 5 hereof),  (iii) held by entities  which have  advanced  monies to or on behalf of the Portfolio and which have received  Portfolio  property as security for such  advance(s)  (each a "Pledgee"),  or (iv)  delivered or otherwise  removed from the custody of the Custodian  pursuant to Special  Instructions  (as such term is defined in Section 7 hereof).
With respect to uncertificated  shares (the "Underlying  Shares") of registered  "investment  companies" (as defined in Section 3(a)(1)
of the Investment  Company Act of 1940, as amended (the "1940 Act")),  whether in the same "group of investment  companies" (as defined in Section  12(d)(1)(G)(ii)  of the 1940 Act) or otherwise,  including  pursuant to Section  12(d)(1)(F)  of the 1940 Act  (hereinafter sometimes  referred to as the  "Underlying  Portfolios")  the holding of  confirmation  statements  that  identify  the shares as being recorded in the Custodian's name on behalf of the Portfolios will be deemed custody for purposes hereof.

Upon receipt of Proper  Instructions,  the Custodian  shall on behalf of the  applicable  Portfolio(s)  from time to time employ one or more  sub-custodians  located in the United  States,  but only in accordance  with an  applicable  vote by the Board of Trustees or the
Board of Directors of the Fund (as appropriate,  and in each case, the "Board") on behalf of the applicable Portfolio(s),  and provided that the  Custodian  shall have no more or less  responsibility  or liability to any Fund on account of any actions or omissions of any sub-custodian so employed than any such  sub-custodian  has to the Custodian.  The Custodian may place and maintain each Fund's foreign securities with foreign banking institution  sub-custodians  employed by the Custodian and/or foreign securities  depositories,  all as designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4 hereof.

SECTION 2.        DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS TO BE HELD IN THE UNITED STATES

         SECTION 2.1       HOLDING  SECURITIES.  The Custodian  shall hold and  physically  segregate for the account of each Portfolio all non-cash  property,  to be held by it in the United States,  including all domestic  securities  owned by such Portfolio other than
(a)  securities  which are  maintained  pursuant to Section 2.8 in a clearing  agency  which acts as a  securities  depository  or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S.  Securities System") and (b) Underlying Shares owned by each Fund which are  maintained  pursuant to Section 2.10 hereof in an account or accounts with such entity from time to time acting as a transfer agent for the Underlying  Portfolios  and with respect to which the Custodian is provided with Proper  Instructions  (the
"Underlying Transfer Agent").

         SECTION 2.2       DELIVERY OF SECURITIES.  The Custodian shall release and deliver  domestic  securities  owned by a Portfolio held by the Custodian in a U.S.  Securities  System  account of the Custodian or in an account at the  Underlying  Transfer  Agent only upon  receipt  of  Proper  Instructions  on behalf of the  applicable  Portfolio,  which may be  continuing  instructions  when  deemed appropriate by the parties, and only in the following cases:

         1)       Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2)       Upon the receipt of payment in connection with any repurchase  agreement  related to such securities  entered into by the Portfolio;

         3)       In the case of a sale effected  through a U.S.  Securities  System,  in accordance with the provisions of Section 2.8 hereof;

         4)       To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5)       To the issuer thereof or its agent when such securities are called,  redeemed,  retired or otherwise  become payable;
                  provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6)       To the issuer thereof,  or its agent,  for transfer into the name of the Portfolio or into the name of any nominee or nominees of the  Custodian  or into the name or nominee name of any agent  appointed  pursuant to Section 2.7 or into the name or nominee  name of any  sub-custodian  appointed  pursuant  to Section 1; or for  exchange  for a different number of bonds,  certificates  or other  evidence  representing  the same  aggregate face amount or number of units;
                  provided that, in any such case, the new securities are to be delivered to the Custodian;

         7)       Upon the sale of such  securities for the account of the Portfolio,  to the broker or its clearing  agent,  against a receipt,  for examination in accordance with "street delivery" custom;  provided that in any such case, the Custodian shall have no  responsibility  or  liability  for any loss  arising  from the  delivery of such  securities  prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8)       For  exchange  or  conversion  pursuant to any plan of merger,  consolidation,  recapitalization,  reorganization  or readjustment of the securities of the issuer of such securities,  or pursuant to provisions for conversion  contained in such  securities,  or pursuant to any deposit  agreement;  provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9)       In the case of warrants,  rights or similar  securities,  the  surrender  thereof in the  exercise of such  warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive  securities;
                  provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10)      For delivery in connection  with any loans of securities  made by the Portfolio (a) against  receipt of collateral as agreed from time to time by the Fund on behalf of the Portfolio,  except that in connection  with any loans for which collateral is to be credited to the Custodian's  account in the book-entry system  authorized by the U.S.  Department of the Treasury,  the Custodian  will not be held liable or responsible  for the delivery of securities  owned by the
                  Portfolio prior to the receipt of such collateral or (b) to the lending agent, or the lending agent's  custodian,  in accordance  with written  Proper  Instructions  (which may not provide for the receipt by the Custodian of collateral therefor) agreed upon from time to time by the Custodian and the Fund;

         11)      For delivery as security in connection  with any  borrowing by a Fund on behalf of a Portfolio  requiring a pledge of assets by the Fund on behalf of such Portfolio;

         12)      For delivery in  accordance  with the  provisions  of any agreement  among the Fund on behalf of the  Portfolio,  the
                  Custodian and a broker-dealer  registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National  Association of Securities Dealers,  Inc. (the "NASD"),  relating to compliance with the rules of The
                  Options Clearing  Corporation and of any registered national securities  exchange,  or of any similar organization or organizations,  regarding  escrow or other  arrangements in connection  with  transactions by the Fund on behalf of a
                  Portfolio;

         13)      For  delivery in  accordance  with the  provisions  of any  agreement  among a Fund on behalf of the  Portfolio,  the
                  Custodian,  and a futures  commission  merchant  registered under the Commodity  Exchange Act, relating to compliance with the rules of the Commodity  Futures Trading  Commission (the "CFTC") and/or any contract market,  or any similar organization or organizations,  regarding account deposits in connection with transactions by the Fund on behalf of a
                  Portfolio;

         14)      Upon the sale or other  delivery  of such  investments  (including,  without  limitation,  to one or more (a) Special
                  Sub-Custodians  or (b) additional  custodians  appointed by the Fund, and  communicated to the Custodian from time to time via a writing duly  executed by an  authorized  officer of the Fund,  for the purpose of engaging in  repurchase agreement transaction(s),  each a "Repo Custodian") and prior to receipt of payment therefor, as set forth in written
                  Proper  Instructions  (such  delivery  in  advance of  payment,  along with  payment in advance of  delivery  made in accordance with Section  2.6(7),  as applicable,  shall each be referred to herein as a "Free Trade"),  provided that such Proper  Instructions  shall set forth (a) the  securities of the Portfolio to be delivered and (b) the person or persons to whom delivery of such securities shall be made;

         15)      Upon receipt of  instructions  from the Fund's  transfer agent (the  "Transfer  Agent") for delivery to such Transfer
                  Agent or to the holders of Shares in connection with  distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional  information of the Fund related to the Portfolio (the
                  "Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption;

         16)      In the case of a sale  processed  through the  Underlying  Transfer Agent of Underlying  Shares,  in accordance  with
                  Section 2.10 hereof; and

         17)      For any  other  purpose,  but only upon  receipt  of Proper  Instructions  from the Fund on behalf of the  applicable
                  Portfolio  specifying  (a) the  securities  of the  Portfolio to be  delivered  and (b) the person or persons to whom delivery of such securities shall be made.

         SECTION 2.3       REGISTRATION OF SECURITIES.  Domestic  securities held by the Custodian (other than bearer securities) shall be  registered  in the name of the  Portfolio  or in the name of any nominee of a Fund on behalf of the  Portfolio or of any nominee of the Custodian which nominee shall be assigned  exclusively to the Portfolio,  unless the Fund has authorized in writing the appointment of a nominee to be used in common with other  registered  management  investment  companies  having the same investment  adviser as the
Portfolio,  or in the name or  nominee  name of any agent  appointed  pursuant  to Section  2.7 or in the name or  nominee  name of any sub-custodian  appointed pursuant to Section 1. All securities  accepted by the Custodian on behalf of the Portfolio under the terms of this  Agreement  shall be in "street  name" or other good  delivery  form.  If,  however,  a Fund  directs  the  Custodian  to maintain securities  in "street  name",  the  Custodian  shall  utilize  its best  efforts  only to timely  collect  income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including,  without  limitation,  pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4       BANK  ACCOUNTS.  The  Custodian  shall open and  maintain a separate  bank account or accounts in the United
States in the name of each  Portfolio of each Fund,  subject only to draft or order by the  Custodian  acting  pursuant to the terms of this Agreement,  and shall hold in such account or accounts,  subject to the provisions hereof, all cash received by it from or for the account of the Portfolio,  other than cash  maintained by the Portfolio in a bank account  established and used in accordance with Rule
17f-3 under the 1940 Act.  Funds held by the  Custodian  for a  Portfolio  may be  deposited  by it to its credit as  Custodian  in the banking  department  of the  Custodian  or in such  other  banks or trust  companies  as it may in its  discretion  deem  necessary  or desirable;  provided,  however,  that every such bank or trust company shall be qualified to act as a custodian  under the 1940 Act and that  each such  bank or trust  company  and the funds to be  deposited  with each such bank or trust  company  shall on behalf of each applicable  Portfolio be approved by vote of a majority of the Board.  Such funds shall be  deposited by the  Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5       COLLECTION OF INCOME.  Except with respect to Portfolio  property released and delivered pursuant to Section
2.2(14) or purchased  pursuant to Section  2.6(7),  and subject to the  provisions  of Section 2.3, the  Custodian  shall  collect on a timely basis all income and other  payments with respect to  registered  domestic  securities  held  hereunder to which each  Portfolio shall be entitled  either by law or pursuant to custom in the securities  business,  and shall collect on a timely basis all income and other payments with respect to bearer  domestic  securities if, on the date of payment by the issuer,  such  securities are held by the
Custodian or its agent thereof and shall credit such income,  as collected,  to such Portfolio's  custodian  account.  Without limiting the  generality  of the  foregoing,  the  Custodian  shall detach and present for payment all coupons and other income items  requiring presentation as and when they become due and shall collect  interest when due on securities  held hereunder.  Income due each Portfolio on  securities  loaned  pursuant  to the  provisions  of Section  2.2 (10) shall be the  responsibility  of the  applicable  Fund.  The
Custodian will have no duty or  responsibility  in connection  therewith,  other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging  for the timely  delivery to the  Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6       PAYMENT OF PORTFOLIO'S  DOMESTICALLY  MAINTAINED  MONIES.  Upon receipt of Proper  Instructions on behalf of the applicable  Portfolio,  which may be continuing  instructions when deemed  appropriate by the parties,  the Custodian shall pay out monies of a Portfolio in the following cases only:

         1)       Upon the purchase of domestic securities,  options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such  securities or evidence of title to such options,  futures contracts  or options on futures  contracts  to the  Custodian  (or any bank,  banking  firm or trust  company  doing business in the United  States or abroad  which is  qualified  under the 1940 Act to act as a custodian  and has been designated by the Custodian as its agent for this purpose)  registered in the name of the Portfolio or in the name of a nominee of the  Custodian  referred to in Section 2.3 hereof or in proper form for  transfer;  (b) in the case of a purchase  effected  through a U.S.  Securities  System,  in accordance  with the  conditions set forth in Section 2.8 hereof;  (c) in the case of a purchase of Underlying  Shares,  in accordance with the conditions set forth in Section
                  2.10  hereof;  (d) in the case of  repurchase  agreements  entered into  between the  applicable  Fund on behalf of a
                  Portfolio and the Custodian,  or another bank, or a broker-dealer  which is a member of NASD, (i) against delivery of the  securities  either in  certificate  form or through an entry  crediting the  Custodian's  account at the Federal
                  Reserve Bank with such  securities or (ii) against  delivery of the receipt  evidencing  purchase by the Portfolio of securities  owned by the Custodian  along with written  evidence of the agreement by the Custodian to repurchase such securities  from the  Portfolio;  or (e) for  transfer  to a time  deposit  account of the Fund in any bank,  whether domestic or foreign  (which  transfer may be effected  prior to receipt of a  confirmation  from a broker  and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein);

         2)       In connection  with  conversion,  exchange or surrender of securities  owned by the Portfolio as set forth in Section
                  2.2 hereof;

         3)       For the redemption or repurchase of Shares issued as set forth in Section 6 hereof;

         4)       For the payment of any expense or liability  incurred by the  Portfolio,  including  but not limited to the following payments for the account of the Portfolio:  interest, taxes, management,  accounting,  transfer agent and legal fees, and operating  expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5)       For the payment of any dividends on Shares declared  pursuant to the Fund's articles of incorporation or organization and  by-laws  or  agreement  or  declaration  of trust,  as  applicable,  and  Prospectus  (collectively,  "Governing
                  Documents");

         6)       For payment of the amount of dividends received in respect of securities sold short;

         7)       Upon the purchase of domestic investments including, without limitation,  repurchase agreement transactions involving delivery of Portfolio monies to Repo Custodian(s),  and prior to receipt of such investments, as set forth in written
                  Proper  Instructions  (such  payment in advance  of  delivery,  along  with  delivery  in advance of payment  made in accordance with Section 2.2(14),  as applicable,  shall each be referred to herein as a "Free Trade"),  provided that such  Proper  Instructions  shall also set forth (a) the amount of such  payment and (b) the  person(s)  to whom such payment is made; and

         8)       For any  other  purpose,  but only  upon  receipt  of Proper  Instructions  from the Fund on behalf of the  Portfolio specifying (a) the amount of such payment and (b) the person or persons to whom such payment is to be made.

         SECTION 2.7       APPOINTMENT  OF AGENTS.  The  Custodian may at any time or times in its  discretion  appoint (and may at any time  remove) any other bank or trust  company  which is itself  qualified  under the 1940 Act to act as a  custodian,  as its agent to carry out such of the  provisions  of this  Section  2 as the  Custodian  may from time to time  direct;  provided,  however,  that the appointment of any agent shall not relieve the Custodian of its  responsibilities  or  liabilities  hereunder.  An Underlying  Transfer
Agent shall not be deemed an agent or  subcustodian  of the Custodian  for purposes of this Section 2.7 or any other  provision of this
Agreement.

         SECTION 2.8       DEPOSIT OF FUND ASSETS IN U.S.  SECURITIES  SYSTEMS.  The Custodian may deposit and/or  maintain  securities owned by a Portfolio in a U.S. Securities System subject to the following provisions:

         1)       The Custodian may keep  securities of the Portfolio in a U.S.  Securities  System  provided that such  securities are represented  in an account of the Custodian in the U.S.  Securities  System (the "U.S.  Securities  System  Account")
                  which  account  shall not include any assets of the  Custodian  other than assets held as a  fiduciary,  custodian or otherwise for customers;

         2)       The records of the Custodian with respect to securities of the Portfolio  which are  maintained in a U.S.  Securities
                  System shall identify by book-entry those securities belonging to the Portfolio;

         3)       The Custodian  shall pay for  securities  purchased for the account of the Portfolio  upon (a) receipt of advice from the U.S.  Securities System that such securities have been transferred to the U.S.  Securities System Account and (b)
                  the making of an entry on the records of the  Custodian  to reflect  such payment and transfer for the account of the
                  Portfolio.  The Custodian shall transfer  securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S.  Securities System that payment for such securities has been transferred to the U.S.  Securities System
                  Account and (ii) the making of an entry on the records of the  Custodian to reflect such transfer and payment for the account of the Portfolio.  Copies of all advices from the U.S.  Securities  System of transfers of securities for the account of the  Portfolio  shall  identify the  Portfolio,  be  maintained  for the Portfolio by the Custodian and be provided to the Fund at its  request.  Upon  request,  the  Custodian  shall  furnish the Fund  confirmation  of each transfer to or from the account of the  Portfolio  in the form of a written  advice or notice.  The  Custodian  shall furnish to the Fund copies of daily  transaction  sheets  reflecting each day's  transactions in the U.S.  Securities
                  System for the account of the Portfolio;

         4)       The  Custodian  shall  provide the Fund with any report  obtained by the  Custodian on the U.S.  Securities  System's accounting  system,  internal  accounting  control and procedures for safeguarding  securities  deposited in the U.S.
                  Securities System; and

         5)       Anything  to the  contrary  in this  Agreement  notwithstanding,  the  Custodian  shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio  resulting from use of the U.S. Securities System by reason of any  negligence,  misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees  or from  failure of the  Custodian  or any such agent to enforce  effectively  such  rights as it may have against the U.S.  Securities System; at the election of the Fund, such Fund shall be entitled to be subrogated to the rights of the Custodian  with respect to any claim against the U.S.  Securities  System or any other person which the
                  Custodian may have as a  consequence  of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 2.9       SEGREGATED  ACCOUNT.  The Custodian  shall upon receipt of Proper  Instructions on behalf of each applicable
Portfolio,  establish  and maintain a segregated  account or accounts for and on behalf of each such  Portfolio,  into which account or accounts may be  transferred  cash and/or  securities,  including  securities  maintained  in an account by the  Custodian  pursuant to
Section 2.8 hereof,  (a) in accordance  with the provisions of any agreement  among the Fund on behalf of the Portfolio,  the Custodian and a broker-dealer  registered under the Exchange Act and a member of the NASD (or any futures  commission  merchant  registered under the Commodity Exchange Act),  relating to compliance with the rules of The Options Clearing  Corporation and of any registered national securities  exchange (or the CFTC or any registered  contract  market),  or of any similar  organization  or  organizations,  regarding escrow or other  arrangements in connection  with  transactions  by the Portfolio,  (b) for purposes of segregating  cash or government securities in connection with options  purchased,  sold or written by the Portfolio or commodity  futures  contracts or options thereon purchased or sold by the  Portfolio,  (c) for the purposes of compliance by the Portfolio  with the  procedures  required by Investment
Company  Act  Release  No.  10666,  or any  subsequent  release  of the  U.S.  Securities  and  Exchange  Commission  (the  "SEC"),  or
interpretative  opinion  of the  staff of the SEC,  relating  to the  maintenance  of  segregated  accounts  by  registered  investment companies, and (d) for any other purpose in accordance with Proper Instructions.

         SECTION 2.10      DEPOSIT OF FUND ASSETS WITH THE UNDERLYING  TRANSFER  AGENT.  Underlying  Shares shall be deposited and/or  maintained in an account or accounts  maintained  with the Underlying  Transfer Agent.  The Underlying  Transfer Agent shall be deemed to be acting as if it is a  "securities  depository"  for  purposes of Rule 17f-4 under the 1940 Act.  Each Fund hereby  directs the Custodian to deposit and/or maintain such securities with the Underlying Transfer Agent, subject to the following provisions:

         1)       The Custodian shall keep Underlying Shares owned by a Portfolio with the Underlying  Transfer Agent provided that such  securities are  maintained in an account or accounts on the books and records of the  Underlying  Transfer
                  Agent in the name of the Custodian as custodian for the Portfolio;

         2)       The records of the Custodian  with respect to Underlying  Shares which are  maintained  with the  Underlying
                  Transfer Agent shall identify by book-entry those Underlying Shares belonging to each Portfolio;

         3)       The Custodian shall pay for Underlying  Shares  purchased for the account of a Portfolio upon (a) receipt of advice  from the  Portfolio's  investment  adviser  that  such  Underlying  Shares  have been  purchased  and will be transferred to the account of the Custodian,  on behalf of the Portfolio,  on the books and records of the Underlying
                  Transfer  Agent and (b) the making of an entry on the records of the  Custodian  to reflect such payment and transfer for the account of the Portfolio.  The Custodian will receive  confirmation from the Underlying Transfer Agent of the purchase of such  securities  and the transfer of such  securities  to the  Custodian's  account with the  Underlying
                  Transfer  Agent only after such payment is made.  The Custodian  shall transfer  Underlying  Shares  redeemed for the account of a Portfolio (i) upon receipt of an advice from the  Portfolio's  investment  adviser that such  securities have been redeemed and that payment for such  securities  will be transferred to the Custodian and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the  Portfolio.  The
                  Custodian  will receive  confirmation  from the Underlying  Transfer  Agent of the redemption of such  securities and payment  therefor only after such  securities  are redeemed.  Copies of all advices from the  Portfolio's  investment adviser of purchases and sales of Underlying  Shares for the account of the Portfolio  shall  identify the Portfolio, be maintained  for the  Portfolio by the  Custodian,  and be provided to the  Portfolio's  investment  adviser at its request; and

         4)       The  Custodian  shall not be liable to any Fund or any  Portfolio  for any loss or damage to the Fund or any
                  Portfolio  resulting from maintenance of Underlying Shares with Underlying Transfer Agent except for losses resulting directly  from the  negligence,  misfeasance  or misconduct of the Custodian or any of its agents or of any of its or their employees.

         SECTION 2.11      OWNERSHIP  CERTIFICATES FOR TAX PURPOSES.  The Custodian shall execute ownership and other  certificates and affidavits  for all federal and state tax  purposes in  connection  with receipt of income or other  payments  with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

         SECTION 2.12      PROXIES.  Except with respect to Portfolio property released and delivered  pursuant to Section 2.2(14),  or purchased  pursuant to Section  2.6(7),  the Custodian  shall,  with respect to the domestic  securities  held  hereunder,  cause to be promptly  executed by the registered  holder of such  securities,  if the  securities are registered  otherwise than in the name of the
Portfolio or a nominee of the  Portfolio,  all proxies,  without  indication  of the manner in which such proxies are to be voted,  and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

         SECTION 2.13      COMMUNICATIONS  RELATING TO PORTFOLIO  SECURITIES.  Except with respect to Portfolio  property  released and delivered  pursuant to Section  2.2(14),  or purchased  pursuant to Section  2.6(7),  and subject to the provisions of Section 2.3, the
Custodian shall transmit promptly to the applicable Fund for each Portfolio all written  information  (including,  without  limitation, exchange offers, tender offers, notices of class actions,  notices of bankruptcy filings,  pendency of calls and maturities of domestic securities  and  expirations of rights in connection  therewith and notices of exercise of call and put options  written by the Fund on behalf of the Portfolio and the maturity of futures  contracts  purchased or sold by the Fund on behalf of the  Portfolio)  received by the Custodian from issuers or appointed agents of the securities  being held for the Portfolio or from  subcustodians or the Depository
Trust Company.  With respect to tender or exchange  offers,  the Custodian  shall transmit  promptly to the applicable Fund all written information  received by the  Custodian  from issuers of the  securities  whose tender or exchange is sought and from the party (or its agents)  making the tender or exchange  offer.  If a Fund desires to take action with respect to any tender  offer,  exchange  offer or any other  similar  transaction,  the Fund shall  notify the  Custodian  at least  three  business  days prior to the date on which the
Custodian is to take such action.

SECTION 3.        PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

         SECTION 3.1.      DEFINITIONS.  As used  throughout  this  Agreement,  the  capitalized  terms set forth  below shall have the indicated meanings:

"Country Risk" means all factors  reasonably  related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's  political  environment,  economic and financial  infrastructure  (including any Eligible Securities
Depository operating in the country),  prevailing or developing custody and settlement practices,  and laws and regulations  applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible  Foreign  Custodian"  has the meaning  set forth in section  (a)(1) of Rule 17f-5,  including  a  majority-owned  or indirect subsidiary  of a U.S.  Bank (as defined in Rule  17f-5),  a bank  holding  company  meeting  the  requirements  of an Eligible  Foreign
Custodian  (as set forth in Rule  17f-5 or by other  appropriate  action of the SEC),  or a  foreign  branch of a Bank (as  defined  in
Section  2(a)(5) of the 1940 Act)  meeting the  requirements  of a custodian  under  Section  17(f) of the 1940 Act;  the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios'  investments  (including foreign  currencies) for which the primary market is outside the
United  States  and such  cash and cash  equivalents  as are  reasonably  necessary  to effect  the  Portfolios'  transactions  in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

         SECTION 3.2.      THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

                  3.2.1    DELEGATION  TO THE CUSTODIAN AS FOREIGN  CUSTODY  MANAGER.  Each Fund,  by resolution  adopted by its Board, hereby  delegates  to the  Custodian,  subject to Section (b) of Rule 17f-5,  the  responsibilities  set forth in this Section 3.2 with respect to Foreign  Assets of the  Portfolios  held outside the United  States,  and the Custodian  hereby  accepts such  delegation as
Foreign Custody Manager with respect to the Portfolios.

                  3.2.2    COUNTRIES  COVERED.  The  Foreign  Custody  Manager  shall  be  responsible  for  performing  the  delegated responsibilities  defined below only with respect to the countries and custody  arrangements for each such country listed on Schedule A to this  Agreement,  which list of  countries  may be amended from time to time by any Fund with the  agreement of the Foreign  Custody
Manager.  The Foreign  Custody  Manager  shall list on  Schedule A the  Eligible  Foreign  Custodians  selected by the Foreign  Custody
Manager to maintain the assets of the  Portfolios,  which list of Eligible  Foreign  Custodians may be amended from time to time in the sole  discretion  of the  Foreign  Custody  Manager.  The  Foreign  Custody  Manager  will  provide  amended  versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper  Instructions to open an account or to place or maintain  Foreign Assets in a country listed on Schedule A, and the  fulfillment by each Fund, on behalf of the applicable  Portfolio(s),  of the applicable  account opening  requirements  for such country,  the Foreign  Custody  Manager shall be deemed to have been  delegated by such Fund's Board on behalf of such  Portfolio(s)  responsibility  as Foreign  Custody  Manager  with  respect to that  country  and to have  accepted  such delegation.  Execution of this  Agreement by each Fund shall be deemed to be a Proper  Instruction  to open an account,  or to place or maintain  Foreign  Assets,  in each country  listed on Schedule A. Following the receipt of Proper  Instructions  directing the Foreign
Custody Manager to close the account of a Portfolio with the Eligible  Foreign  Custodian  selected by the Foreign Custody Manager in a designated  country,  the  delegation  by the Board on behalf of such  Portfolio to the Custodian as Foreign  Custody  Manager for that country  shall be deemed to have been  withdrawn and the  Custodian  shall  immediately  cease to be the Foreign  Custody  Manager with respect to such Portfolio with respect to that country.

The Foreign  Custody  Manager may  withdraw its  acceptance  of delegated  responsibilities  with respect to a designated  country upon written  notice to the Fund.  Forty-five  days (or such  longer  period to which the  parties may  reasonably  agree in writing)  after receipt of any such notice by the Fund, the Custodian shall have no further  responsibility  in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

                  3.2.3    SCOPE OF DELEGATED RESPONSIBILITIES:

         (a)      SELECTION OF ELIGIBLE  FOREIGN  CUSTODIANS.  Subject to the  provisions  of this  Section  3.2,  the Foreign  Custody
Manager may place and  maintain  the Foreign  Assets in the care of the  Eligible  Foreign  Custodian  selected by the Foreign  Custody
Manager in each country  listed on Schedule A, as amended from time to time. In performing  its delegated  responsibilities  as Foreign
Custody Manager to place or maintain  Foreign Assets with an Eligible  Foreign  Custodian,  the Foreign Custody Manager shall determine that the Foreign  Assets will be subject to reasonable  care,  based on the standards  applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign  Custodian,  after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

         (b)      CONTRACTS WITH ELIGIBLE FOREIGN  CUSTODIANS.  The Foreign Custody Manager shall determine that the contract governing the foreign  custody  arrangements  with each  Eligible  Foreign  Custodian  selected by the Foreign  Custody  Manager will satisfy the requirements of Rule 17f-5(c)(2).

         (c)      MONITORING.  In each case in which the Foreign  Custody  Manager  maintains  Foreign Assets with an Eligible  Foreign
Custodian  selected  by the  Foreign  Custody  Manager,  the  Foreign  Custody  Manager  shall  establish  a system to monitor  (i) the appropriateness  of maintaining  the Foreign Assets with such Eligible  Foreign  Custodian and (ii) the contract  governing the custody arrangements  established  by the Foreign  Custody  Manager  with the  Eligible  Foreign  Custodian.  In the event the Foreign  Custody
Manager  determines that the custody  arrangements  with an Eligible Foreign Custodian it has selected are no longer  appropriate,  the
Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

                  3.2.4    GUIDELINES  FOR THE  EXERCISE OF  DELEGATED  AUTHORITY.  For  purposes of this Section 3.2, the Board (or at such Board's  delegation,  the Fund's investment adviser) shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and  maintaining  the Foreign  Assets in each country for which the  Custodian is serving as Foreign  Custody
Manager of the Portfolios.

                  3.2.5    REPORTING  REQUIREMENTS.  The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible  Foreign  Custodian and the placement of such Foreign Assets with another  Eligible  Foreign  Custodian by providing to the
Board an amended  Schedule A at the end of the  calendar  quarter in which an  amendment to such  Schedule  has  occurred.  The Foreign
Custody  Manager shall make written reports  notifying the Board of any other material  change in the foreign  custody  arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

                  3.2.6    STANDARD OF CARE AS FOREIGN CUSTODY  MANAGER OF A PORTFOLIO.  In performing the  responsibilities  delegated to it, the Foreign Custody Manager agrees to exercise  reasonable care,  prudence and diligence such as a person having  responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

                  3.2.7    REPRESENTATIONS  WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager  represents to each Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.  Each Fund  represents to the Custodian  that its Board has determined  that it is  reasonable  for such Board to rely on the Custodian to perform the  responsibilities  delegated  pursuant to this  Agreement to the
Custodian as the Foreign Custody Manager of the Portfolios.

                  3.2.8    EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.  Each Board's  delegation to the
Custodian  as Foreign  Custody  Manager of the  Portfolios  shall be  effective  as of the date hereof and shall remain in effect until terminated at any time, without penalty,  by written notice from the terminating party to the non-terminating  party.  Termination will become effective  thirty (30) days after receipt by the  non-terminating  party of such notice.  The provisions of Section 3.2.2 hereof shall  govern the  delegation  to and  termination  of the  Custodian  as Foreign  Custody  Manager of the  Portfolios  with respect to designated countries.

         SECTION 3.3       ELIGIBLE SECURITIES DEPOSITORIES.

                  3.3.1    ANALYSIS  AND  MONITORING.  The  Custodian  shall (a)  provide the Fund (or its  duly-authorized  investment manager or investment  adviser) with an analysis of the custody risks associated with maintaining  assets with the Eligible  Securities
Depositories  set forth on Schedule B hereto in accordance  with section  (a)(1)(i)(A)  of Rule 17f-7,  and (b) monitor such risks on a continuing  basis,  and promptly  notify the Fund (or its  duly-authorized  investment  manager or investment  adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

                  3.3.2    STANDARD OF CARE. The Custodian  agrees to exercise  reasonable  care,  prudence and diligence in performing the duties set forth in Section 3.3.1.

 SECTION 4.       DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS TO BE HELD OUTSIDE THE UNITED STATES

         SECTION 4.1       DEFINITIONS.  As used  throughout  this  Agreement,  the  capitalized  terms set forth  below shall have the indicated meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

         SECTION 4.2.      HOLDING  SECURITIES.  The Custodian  shall  identify on its books as belonging to the Portfolios the foreign securities held by each Foreign  Sub-Custodian or Foreign  Securities  System. The Custodian may hold foreign securities for all of its customers,  including the  Portfolios,  with any Foreign  Sub-Custodian  in an account that is identified as belonging to the Custodian for the benefit of its customers,  provided  however,  that (i) the records of the Custodian with respect to foreign  securities of the
Portfolios  which are  maintained in such account shall  identify  those  securities  as belonging to the  Portfolios  and (ii), to the extent  permitted and customary in the market in which the account is maintained,  the Custodian  shall require that securities so held by the Foreign  Sub-Custodian  be held separately from any assets of such Foreign  Sub-Custodian  or of other customers of such Foreign
Sub-Custodian.

         SECTION 4.3.      FOREIGN  SECURITIES  SYSTEMS.  Foreign  securities shall be maintained in a Foreign  Securities  System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

         SECTION 4.4.      TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

                  4.4.1.   DELIVERY OF FOREIGN  ASSETS.  The Custodian or a Foreign  Sub-Custodian  shall  release and deliver  foreign securities of the Portfolios held by the Custodian or such Foreign  Sub-Custodian,  or in a Foreign  Securities  System  account,  only upon receipt of Proper  Instructions,  which may be continuing  instructions  when deemed  appropriate by the parties,  and only in the following cases:

         (i)      Upon the sale of such foreign  securities  for the  Portfolio  in  accordance  with  commercially  reasonable  market practice  in the country  where such  foreign  securities  are held or traded,  including,  without  limitation:  (A)
                  delivery  against  expectation of receiving  later payment;  or (B) in the case of a sale effected  through a Foreign
                  Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii)     In connection with any repurchase agreement related to foreign securities;

         (iii)    To the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv)     To the issuer thereof or its agent when such foreign  securities are called,  redeemed,  retired or otherwise  become payable;

         (v)      To the issuer  thereof,  or its agent,  for transfer into the name of the  Custodian  (or the name of the  respective
                  Foreign  Sub-Custodian  or of any nominee of the  Custodian  or such  Foreign  Sub-Custodian)  or for  exchange for a different  number of bonds,  certificates or other evidence  representing the same aggregate face amount or number of units;

         (vi)     To brokers,  clearing banks or other clearing  agents for  examination or trade  execution in accordance  with market custom;  provided that in any such case, the Foreign  Sub-Custodian shall have no responsibility or liability for any loss  arising from the delivery of such foreign  securities  prior to receiving  payment for such foreign  securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii)    For  exchange  or  conversion  pursuant to any plan of merger,  consolidation,  recapitalization,  reorganization  or readjustment of the securities of the issuer of such securities,  or pursuant to provisions for conversion  contained in such securities, or pursuant to any deposit agreement;

         (viii)   In the case of  warrants,  rights or similar  foreign  securities,  the  surrender  thereof in the  exercise  of such warrants,  rights or similar  securities or the surrender of interim receipts or temporary  securities for definitive securities;

         (ix)     For delivery as security in connection  with any  borrowing by a Fund on behalf of a Portfolio  requiring a pledge of assets by the Fund on behalf of such Portfolio;

         (x)      In connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     Upon the sale or other delivery of such foreign securities  (including,  without  limitation,  to one or more Special
                  Sub-Custodians or Repo Custodians) as a Free Trade,  provided that applicable Proper Instructions shall set forth (A)
                  the foreign securities to be delivered and (B) the person or persons to whom delivery shall be made;

         (xii)    In connection with the lending of foreign securities; and

         (xiii)   For any other  purpose,  but only upon receipt of Proper  Instructions  specifying  (A) the foreign  securities to be delivered and (B) the person or persons to whom delivery of such securities shall be made.

                 4.4.2.    PAYMENT  OF  PORTFOLIO'S  FOREIGN  MAINTAINED  MONIES.  Upon  receipt of Proper  Instructions,  which may be continuing  instructions  when deemed  appropriate  by the  parties,  the  Custodian  shall pay out, or direct the  respective  Foreign
Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i)      Upon the purchase of foreign securities for the Portfolio,  unless otherwise directed by Proper Instructions,  by (A)
                  delivering  money to the  seller  thereof or to a dealer  therefor  (or an agent for such  seller or dealer)  against expectation  of  receiving  later  delivery of such  foreign  securities;  or (B) in the case of a purchase  effected through a Foreign  Securities System, in accordance with the rules governing the operation of such Foreign Securities
                  System;

         (ii)     In connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii)    For the payment of any expense or liability of the  Portfolio,  including but not limited to the following  payments:
                  interest,  taxes,  investment advisory fees, transfer agency fees, fees under this Agreement,  legal fees, accounting fees, and other operating expenses;

         (iv)     For the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio,  including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v)      In connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi)     Upon the purchase of foreign investments including,  without limitation,  repurchase agreement transactions involving delivery of Portfolio monies to Repo  Custodian(s),  as a Free Trade,  provided that applicable  Proper  Instructions shall set forth (A) the amount of such payment and (B) the person or persons to whom payment shall be made;

         (vii)    For payment of part or all of the dividends received in respect of securities sold short;

         (viii)   In connection with the borrowing or lending of foreign securities; and

         (ix)     For any other  purpose,  but only upon receipt of Proper  Instructions  specifying (A) the amount of such payment and
                  (B) the person or persons to whom such payment is to be made.

                  4.4.3.   MARKET CONDITIONS.  Notwithstanding any provision of this Agreement to the contrary,  settlement and payment for Foreign  Assets  received  for the account of the  Portfolios  and  delivery of Foreign  Assets  maintained  for the account of the
Portfolios may be effected in accordance with the customary  established  securities trading or processing  practices and procedures in the country or market in which the  transaction  occurs,  including,  without  limitation,  delivering  Foreign Assets to the purchaser thereof or to a dealer  therefor (or an agent for such purchaser or dealer) with the  expectation  of receiving  later payment for such
Foreign Assets from such purchaser or dealer.

The Custodian  shall provide to each Board the information  with respect to custody and settlement  practices in countries in which the
Custodian  employs a Foreign  Sub-Custodian  described  on  Schedule  C hereto  at the time or times  set forth on such  Schedule.  The
Custodian  may revise  Schedule C from time to time,  provided  that no such  revision  shall  result in a Board  being  provided  with substantively less information than had been previously provided hereunder.

         SECTION 4.5.      REGISTRATION  OF  FOREIGN  SECURITIES.  The  foreign  securities  maintained  in the  custody  of a  Foreign
Sub-Custodian  (other than  bearer  securities)  shall be  registered  in the name of the  applicable  Portfolio  or in the name of the
Custodian  or in the name of any Foreign  Sub-Custodian  or in the name of any nominee of the  foregoing,  and the  applicable  Fund on behalf  of such  Portfolio  agrees  to hold any such  nominee  harmless  from any  liability  as a holder  of  record  of such  foreign securities.  The Custodian or a Foreign  Sub-Custodian  shall not be obligated to accept  securities on behalf of a Portfolio under the terms of this  Agreement  unless  the form of such  securities  and the  manner in which  they are  delivered  are in  accordance  with reasonable market practice.

         SECTION 4.6       BANK  ACCOUNTS.  The  Custodian  shall  identify  on its  books as  belonging  to the  applicable  Fund cash
(including  cash  denominated  in foreign  currencies)  deposited  with the  Custodian.  Where the Custodian is unable to maintain,  or market practice does not facilitate the  maintenance  of, cash on the books of the Custodian,  a bank account or bank accounts shall be opened and maintained  outside the United States on behalf of a Portfolio  with a Foreign  Sub-Custodian.  All accounts  referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable,  such Foreign  Sub-Custodian) acting pursuant to the terms of this  Agreement to hold cash received by or from or for the account of the Portfolio.  Cash  maintained on the books of the Custodian  (including  its branches,  subsidiaries  and  affiliates),  regardless of currency  denomination,  is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         SECTION 4.7.      COLLECTION  OF INCOME.  The  Custodian  shall use  reasonable  commercial  efforts to collect all income and other  payments  with  respect to the Foreign  Assets held  hereunder to which the  Portfolios  shall be entitled and shall credit such income, as collected,  to the applicable Portfolio.  In the event that extraordinary  measures are required to collect such income, the
Fund and the  Custodian  shall consult as to such measures and as to the  compensation  and expenses of the Custodian  relating to such measures.

         SECTION 4.8       SHAREHOLDER  RIGHTS.  With respect to the foreign  securities held pursuant to this Section 4, the Custodian shall use  reasonable  commercial  efforts to facilitate  the exercise of voting and other  shareholder  rights,  subject always to the laws,  regulations and practical  constraints  that may exist in the country where such securities are issued.  Each Fund  acknowledges that local conditions,  including lack of regulation,  onerous  procedural  obligations,  lack of notice and other factors may have the effect of severely limiting the ability of such Fund to exercise shareholder rights.

         SECTION 4.9.      COMMUNICATIONS  RELATING TO FOREIGN  SECURITIES.  The Custodian  shall  transmit  promptly to the applicable
Fund written  information with respect to materials received by the Custodian via the Foreign  Sub-Custodians from issuers or appointed agents of the foreign securities being held for the account of the Portfolios (including,  without limitation,  exchange offers, tender offers,  notices of class  actions,  notices of  bankruptcy  filings,  pendency  of calls and  maturities  of  foreign  securities  and expirations of rights in connection  therewith).  With respect to tender or exchange offers,  the Custodian shall transmit  promptly to the applicable Fund written  information with respect to materials so received by the Custodian from issuers of the foreign  securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange  offer.  The Custodian  shall not be liable for any  untimely  exercise of any tender,  exchange or other right or power in  connection  with  foreign  securities  or other property of the  Portfolios  at any time held by it unless (i) the  Custodian  or the  respective  Foreign  Sub-Custodian  is in actual possession of such foreign  securities or property and (ii) the Custodian  receives Proper  Instructions with regard to the exercise of any such right or power,  and both (i) and (ii) occur at least three  business days prior to the date on which the Custodian is to take action to exercise such right or power.

         SECTION 4.10.     LIABILITY  OF FOREIGN  SUB-CUSTODIANS.  Each  agreement  pursuant to which the  Custodian  employs a Foreign
Sub-Custodian  shall, to the extent possible,  require the Foreign  Sub-Custodian to exercise reasonable care in the performance of its duties,  and to indemnify,  and hold  harmless,  the Custodian from and against any loss,  damage,  cost,  expense,  liability or claim arising  out of or in  connection  with  the  Foreign  Sub-Custodian's  performance  of such  obligations.  At a Fund's  election,  the
Portfolios  shall be  entitled  to be  subrogated  to the  rights  of the  Custodian  with  respect  to any  claims  against  a Foreign
Sub-Custodian as a consequence of any such loss,  damage,  cost,  expense,  liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

         SECTION 4.11      TAX LAW. The  Custodian  shall have no  responsibility  or liability  for any  obligations  now or hereafter imposed on any Fund,  the  Portfolios  or the  Custodian as custodian of the  Portfolios  by the tax law of the United States or of any
state or  political  subdivision  thereof.  It shall be the  responsibility  of each Fund to notify the  Custodian  of the  obligations imposed on such Fund with respect to the Portfolios or the Custodian as custodian of the  Portfolios by the tax law of countries  other than  those  mentioned  in the above  sentence,  including  responsibility  for  withholding  and  other  taxes,  assessments  or other governmental  charges,  certifications  and governmental  reporting.  The sole  responsibility of the Custodian with regard to such tax law shall be to use  reasonable  efforts to assist  the Fund with  respect to any claim for  exemption  or refund  under the tax law of countries for which such Fund has provided such information.

         SECTION 4.12.     LIABILITY OF CUSTODIAN.  The Custodian shall be liable for the acts or omissions of a Foreign  Sub-Custodian to the same extent as set forth with respect to  sub-custodians  generally in this  Agreement  and,  regardless  of whether  assets are maintained in the custody of a Foreign  Sub-Custodian or a Foreign  Securities  System, the Custodian shall not be liable for any loss, damage, cost, expense,  liability or claim resulting from  nationalization,  expropriation,  currency  restrictions,  or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

SECTION 5.        SPECIAL SUB-CUSTODIANS

Upon receipt of Special  Instructions  (as such term is defined in Section 7 hereof),  the  Custodian  shall,  on behalf of one or more
Portfolios,  appoint one or more  banks,  trust  companies  or other  entities  designated  in such  Special  Instructions  to act as a sub-custodian  for  purposes of  effecting  such  transaction(s)  as may be  designated  by a Fund in Special  Instructions.  Each such designated  sub-custodian is referred to herein as a "Special  Sub-Custodian." Each such duly appointed Special  Sub-Custodian shall be listed on  Schedule  D  hereto,  as it may be  amended  from  time to time by a Fund,  with the  acknowledgment  of the  Custodian.  In connection with the appointment of any Special  Sub-Custodian,  and in accordance with Special Instructions,  the Custodian shall enter into a sub-custodian  agreement with the Fund and the Special  Sub-Custodian in form and substance approved by such Fund, provided that such agreement  shall in all events comply with the provisions of the 1940 Act and the rules and  regulations  thereunder and the terms and provisions of this Agreement.

SECTION 6.        PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

The  Custodian  shall  receive  from the  distributor  of the Shares or from the  Transfer  Agent and  deposit  into the account of the appropriate  Portfolio such payments as are received for Shares  thereof  issued or sold from time to time by the applicable  Fund. The
Custodian  will provide timely  notification  to such Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose,  the Custodian shall,  upon receipt of instructions  from the Transfer Agent, make funds  available for payment to holders of Shares who have  delivered to the Transfer  Agent a request for  redemption or repurchase of their Shares.  In connection  with the  redemption or repurchase of Shares,  the Custodian is authorized  upon receipt of  instructions from the Transfer Agent to wire funds to or through a commercial  bank  designated by the redeeming  shareholders.  In connection  with the  redemption or repurchase of Shares,  the Custodian  shall honor checks drawn on the Custodian by a holder of Shares,  which checks have been  furnished  by a Fund to the holder of Shares,  when  presented to the  Custodian  in  accordance  with such  procedures  and controls as are mutually agreed upon from time to time between such Fund and the Custodian.

SECTION 7.        PROPER INSTRUCTIONS AND SPECIAL INSTRUCTIONS

"Proper  Instructions,"  which  may  also  be  standing  instructions,  as such  term is used  throughout  this  Agreement  shall  mean instructions  received by the Custodian from a Fund, a Fund's duly authorized  investment manager or investment adviser, or a person or entity duly  authorized by either of them.  Such  instructions  may be in writing signed by the authorized  person or persons or may be in a tested  communication or in a communication  utilizing access codes effected between  electro-mechanical  or electronic devices or may be by such other means and utilizing  such  intermediary  systems and utilities as may be agreed from time to time by the Custodian and the person(s) or entity giving such  instruction,  provided that the Fund has followed any security  procedures agreed to from time to time by the applicable Fund and the Custodian  including,  but not limited to, the security  procedures selected by the Fund via the form of Funds  Transfer  Addendum  hereto.  Oral  instructions  will be considered  Proper  Instructions  if the  Custodian  reasonably believes them to have been given by a person  authorized to provide such  instructions  with respect to the transaction  involved;  the
Fund shall cause all oral  instructions to be confirmed in writing.  For purposes of this Section,  Proper  Instructions  shall include instructions  received by the Custodian  pursuant to any multi-party  agreement which requires a segregated asset account in accordance with Section 2.9 hereof.

"Special  Instructions,"  as such term is used throughout  this  Agreement,  means Proper  Instructions  countersigned  or confirmed in writing by the  Treasurer  of the  applicable  Fund or any other person  designated  in writing by the  Treasurer  of such Fund,  which countersignature  or  confirmation  shall be (a) included on the same  instrument  containing the Proper  Instructions or on a separate instrument clearly relating thereto and (b) delivered by hand, by facsimile  transmission,  or in such other manner as the Fund and the
Custodian agree in writing.

Concurrently  with the execution of this Agreement,  and from time to time thereafter,  as appropriate,  each Fund shall deliver to the
Custodian,  duly  certified by such Fund's  Treasurer or Assistant  Treasurer,  a certificate  setting  forth:  (i) the names,  titles, signatures  and scope of authority of all persons  authorized  to give Proper  Instructions  or any other notice,  request,  direction, instruction,  certificate or instrument on behalf of the Fund and (ii) the names,  titles and signatures of those persons authorized to give Special  Instructions.  Such certificate may be accepted and relied upon by the Custodian as conclusive  evidence of the facts set forth therein and shall be considered  to be in full force and effect until  receipt by the Custodian of a similar  certificate  to the contrary.

SECTION 8.        EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions,  notice, request,  consent,  certificate or other instrument or paper believed by it to be genuine and to have been  properly  executed by or on behalf of the  applicable  Fund.  The  Custodian may receive and accept a copy of a resolution  certified by the Secretary or an Assistant  Secretary of any Fund as conclusive  evidence (a) of the authority of any person to act in  accordance  with such  resolution  or (b) of any  determination  or of any action by the  applicable
Board as  described  in such  resolution,  and such  resolution  may be  considered  as in full force and effect  until  receipt by the
Custodian of written notice to the contrary.

SECTION 9.        ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each applicable Portfolio:

         1)       Make payments to itself or others for minor  expenses of handling  securities or other similar items  relating to its duties under this  Agreement;  provided  that all such  payments  shall be accounted for to the Fund on behalf of the
                  Portfolio;

         2)       Surrender securities in temporary form for securities in definitive form;

         3)       Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

         4)       In general, attend to all non-discretionary  details in connection with the sale, exchange,  substitution,  purchase, transfer and other  dealings with the securities  and property of the Portfolio  except as otherwise  directed by the applicable Board.

SECTION 10.       DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

The Custodian  shall cooperate with and supply  necessary  information to the entity or entities  appointed by the applicable  Board to keep the books of account of each Portfolio  and/or compute the net asset value per Share of the outstanding  Shares or, if directed in writing to do so by a Fund on behalf of a Portfolio,  shall itself keep such books of account  and/or  compute such net asset value per
Share.  If so directed,  the Custodian  shall also  calculate  daily the net income of the Portfolio as described in the Prospectus and shall  advise the Fund and the  Transfer  Agent  daily of the total  amounts of such net income  and,  if  instructed  in writing by an officer of the Fund to do so,  shall  advise the  Transfer  Agent  periodically  of the  division of such net income  among its various components.  Each Fund  acknowledges  and agrees that, with respect to investments  maintained with the Underlying  Transfer Agent, the
Underlying  Transfer  Agent is the sole source of information on the number of shares of a fund held by it on behalf of a Portfolio and that the  Custodian  has the right to rely on holdings  information  furnished by the  Underlying  Transfer  Agent to the  Custodian in
performing its duties under this Agreement,  including  without  limitation,  the duties set forth in this Section 10 and in Section 11 hereof;  provided,  however,  that the Custodian  shall be obligated to reconcile  information  as to purchases and sales of Underlying
Shares contained in trade  instructions  and  confirmations  received by the Custodian and to report promptly any  discrepancies to the
Underlying  Transfer Agent.  The  calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.  Each Fund  acknowledges  that, in keeping the books of account of the
Portfolio  and/or making the  calculations  described  herein with respect to Portfolio  property  released and  delivered  pursuant to
Section 2.2(14),  or purchased  pursuant to Section 2.6(7) hereof,  the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

SECTION 11.       RECORDS

The Custodian shall with respect to each Portfolio  create and maintain all records  relating to its activities and  obligations  under this  Agreement in such manner as will meet the  obligations of each Fund under the 1940 Act, with  particular  attention to section 31 thereof and Rules 31a-1 and 31a-2  thereunder.  All such  records  shall be the  property of the Fund and shall at all times during the regular  business  hours of the Custodian be open for  inspection  by duly  authorized  officers,  employees or agents of such Fund and employees and agents of the SEC. The Custodian  shall,  at a Fund's request,  supply the Fund with a tabulation of securities  owned by each Portfolio and held by the Custodian and shall,  when requested to do so by the Fund and for such  compensation  as shall be agreed upon between the Fund and the Custodian,  include  certificate  numbers in such tabulations.  Each Fund acknowledges  that, in creating and  maintaining  the records as set forth  herein with  respect to  Portfolio  property  released  and  delivered  pursuant to Section
2.2(14),  or purchased pursuant to Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information  provided to it by the Fund, the Fund's counterparty(ies), or the agents of either of them.

SECTION 12.       OPINION OF FUND'S INDEPENDENT ACCOUNTANT

The Custodian  shall take all reasonable  action,  as a Fund with respect to a Portfolio may from time to time request,  to obtain from year to year favorable  opinions from the Fund's  independent  accountants with respect to its activities  hereunder in connection with the  preparation  of the  Fund's  Form N-1A or Form N-2,  as  applicable,  and Form N-SAR or other  annual  reports to the SEC and with respect to any other requirements thereof.

SECTION 13.       REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

The  Custodian  shall  provide the  applicable  Fund,  on behalf of each of the  Portfolios  at such times as such Fund may  reasonably require,  with reports by independent  public  accountants on the accounting  system,  internal  accounting  control and procedures for safeguarding  securities,  futures contracts and options on futures contracts,  including  securities  deposited and/or maintained in a
U.S.  Securities  System or a Foreign  Securities  System (either,  a "Securities  System"),  relating to the services  provided by the
Custodian under this Agreement;  such reports shall be of sufficient scope and in sufficient  detail,  as may reasonably be required by the Fund to provide reasonable  assurance that any material  inadequacies would be disclosed by such examination,  and, if there are no such inadequacies, the reports shall so state.

SECTION 14.       COMPENSATION OF CUSTODIAN

The Custodian  shall be entitled to  reasonable  compensation  for its services and expenses as Custodian,  as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 14A.      CONTRACTUAL SETTLEMENT SERVICES

         SECTION 14A.1.    In  accordance  with the  terms  set out in this  Section  13A,  the  Custodian  shall  credit  or debit the appropriate  cash  account of each Fund on behalf of the  applicable  Portfolio  in  connection  with (i) the purchase of, and (ii) the proceeds of the sale, maturity,  redemption,  or other disposition,  of securities held for the time being on behalf of such Portfolio, on a contractual settlement basis.

         SECTION 14A.2.    The services described below (the "Contractual  Settlement Services") shall be provided for such instruments and in such  markets as the  Custodian  may advise from time to time.  All  payments  are made  subject to actual  collection,  and the
Custodian  shall not be liable to a Fund for any amount that is not actually  collected.  The  Custodian  may  terminate or suspend any part of the provision of the Contractual  Settlement  Services under this Agreement at its sole discretion  immediately  upon notice to the affected Fund or Funds,  particularly in the event of force majeure events affecting settlement,  any disorder in markets, or other changed external business  circumstances.  Moreover,  in the event that the Custodian determines not to provide contractual  settlement with respect to a particular  transaction,  the Custodian  will promptly  notify the Fund of such  determination.  For the avoidance of doubt, delivery of securities will be made upon actual receipt of such securities by the Custodian.

         SECTION 14A.3.    The  consideration  payable in connection with a purchase  transaction shall be debited from the appropriate cash account of the Fund on behalf of the  applicable  Portfolio as of the time and date that monies  would  ordinarily  be required to settle such  transaction  in the  applicable  market.  The Custodian  shall  promptly  re-credit  such amount at the time that the Fund notifies the Custodian by Proper Instruction that such transaction has been canceled.

         SECTION 14A.4.    With respect to the settlement of a sale,  maturity,  or redemption or other  disposition  of securities,  a provisional credit of an amount equal to the net sale,  maturity,  redemption,  income,  dividends or other disposition proceeds of the transaction  (the  "Settlement  Amount")  shall be made to the  account  of the Fund on behalf of the  applicable  Portfolio  as if the
Settlement  Amount had been  received as of the close of business on the date that monies would  ordinarily  be available in good funds in the applicable  market.  Such provisional  credit will be made  conditional  upon the Custodian having received Proper  Instructions with respect to, or reasonable  notice of, the  transaction,  as applicable,  and the Custodian or its agents having  possession of the asset(s)  associated  with the  transaction  in good  deliverable  form and are not aware of any facts which would lead them to believe that the  transaction  will not  settle in the time  period  ordinarily  applicable  to such  transactions  in the  applicable  market.
Simultaneously  with the making of such  provisional  credit,  the Fund agrees that the Custodian  shall have, and hereby grants to the
Custodian a security  interest in any property at any time held for the account of the Fund on behalf of the applicable  Portfolio,  to the full extent of the credited  amount.  In this regard,  the Fund hereby  pledges,  assigns and grants to the  Custodian a continuing security and a lien on any and all such property  under the  Custodian's  custody,  in accordance  with the terms of Section 15 of this
Agreement.

         SECTION 14A.5.    The  Custodian  shall  have the  right to  reverse  any  provisional  credit  given in  accordance  with the
Contractual  Settlement  Services at any time before  actual  receipt of the item  associated  with the  subject  transaction  when the
Custodian  believes  that such  transaction  will not settle in accordance  with its terms or amounts due pursuant  thereto will not be collectable or where the Custodian has not been provided Proper  Instructions  with respect  thereto,  as applicable,  and the affected
Fund shall be responsible  for any costs or  liabilities  resulting from such  reversal.  Upon such reversal,  (a) the Custodian  shall promptly notify the affected Fund with respect thereto and (b) a sum equal to the credited amount shall become  immediately  payable by such Fund on behalf of the  applicable  Portfolio  to the  Custodian  and may be debited  from any cash account held for benefit of the
Fund on behalf of the applicable  Portfolio.  The amount of any accrued  dividends,  interest and other  distributions  with respect to assets associated with such transaction may be set off against the credited amount.

         SECTION 14A.6.    In the  event  that the  Custodian  is unable to debit an  account  of the Fund on behalf of the  applicable
Portfolio,  and the Fund fails to pay any amount due to the Custodian at the time such amount becomes  payable in accordance  with this
Agreement,  (a) the Custodian may charge the Fund for costs and expenses  associated with providing the provisional  credit,  including without  limitation  the cost of funds  associated  therewith  and (b) to the extent  permitted  by law, the  Custodian  shall have the discretion to sell,  exchange,  convey,  transfer or otherwise  dispose of any property at any time held for the account of the Fund on behalf of the applicable Portfolio to the full extent necessary for the Custodian to make itself whole.

SECTION 15.       RESPONSIBILITY OF CUSTODIAN

So long as and to the extent that it is in the exercise of reasonable  care,  the  Custodian  shall not be  responsible  for the title, validity or genuineness  of any property or evidence of title thereto  received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice,  request,  consent,  certificate or other instrument  reasonably believed by it to be genuine and to be signed by the proper party or parties,  including any futures  commission  merchant acting pursuant to the terms of a three-party  futures or options  agreement.  The  Custodian  shall be held to the  exercise  of  reasonable  care in  carrying  out the provisions  of this  Agreement,  but shall be kept  indemnified  by and shall be without  liability to any Fund for any action taken or omitted by it in good faith without negligence,  including,  without limitation,  acting in accordance with any Proper Instruction.  It shall be  entitled  to rely on and may act upon  advice of  counsel  (who may be  counsel  for the Fund) on all  matters,  and shall be without  liability for any action  reasonably  taken or omitted  pursuant to such advice.  The Custodian shall be without  liability to any Fund or Portfolio for any loss,  liability,  claim or expense  resulting  from or caused by anything  which is part of Country Risk
(as defined in Section 3 hereof), including without limitation nationalization,  expropriation,  currency restrictions, or acts of war, revolution, riots or terrorism.

Except as may arise  from the  Custodian's  own  negligence  or  willful  misconduct  or the  negligence  or  willful  misconduct  of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss,  liability,  claim or expense resulting from or caused by; (i) events or circumstances  beyond the reasonable  control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing,  including,  without limitation,  the interruption,  suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological  failures or interruptions,  computer viruses or communications  disruptions,  work stoppages,  natural disasters,  or other similar events or acts; (ii) errors by any Fund or its duly authorized  investment  manager or investment  adviser in their  instructions to the Custodian  provided such instructions have been in accordance  with this  Agreement;  (iii) the insolvency of or acts or omissions by a Securities  System;  (iv) any act or omission of a
Special  Sub-Custodian  including,  without  limitation,  reliance  on reports  prepared by a Special  Sub-Custodian;  (v) any delay or failure of any broker,  agent or intermediary,  central bank or other  commercially  prevalent payment or clearing system to deliver to the Custodian's  sub-custodian or agent  securities  purchased or in the remittance or payment made in connection with securities sold;
(vi) any delay or failure of any company,  corporation,  or other body in charge of registering or transferring  securities in the name of the Custodian,  any Fund, the Custodian's  sub-custodians,  nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities  including  non-receipt of bonus,  dividends and rights and other accretions or benefits;  (vii)
delays or inability  to perform its duties due to any disorder in market  infrastructure  with  respect to any  particular  security or
Securities  System;  and (viii) any provision of any present or future law or  regulation or order of the United States of America,  or any state thereof, or any other country, or political  subdivision thereof or of any court of competent  jurisdiction.  Notwithstanding any of the  foregoing to the contrary,  the Custodian  shall enter into and shall  maintain in effect with  appropriate  parties one or more agreements making  reasonable  provision for (i) periodic back-up of the computer files and data with respect to the Funds' assets held hereunder and (ii) emergency use of electronic data processing equipment to provide services under this Agreement.

The  Custodian  shall be liable for the acts or omissions of a Foreign  Sub-Custodian  (as such term is defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If a Fund on behalf of a Portfolio  requires the  Custodian to take any action with respect to  securities,  which action  involves the payment of money or which action may, in the opinion of the Custodian,  result in the Custodian or its nominee  assigned to the Fund or the Portfolio  being liable for the payment of money or incurring  liability of some other form,  such Fund on behalf of the Portfolio, as a  prerequisite  to requiring  the  Custodian to take such action,  shall  provide  indemnity to the Custodian in an amount and form satisfactory to it.

To secure the due and punctual  payment of all  liabilities  of each Fund, on behalf of the  applicable  Portfolio,  to the  Custodian, whether  direct or indirect,  absolute or  contingent,  now existing or hereafter  arising or incurred (the  "Liabilities"),  each Fund hereby grants to the Custodian a security interest in (i) all of such Portfolio's  respective cash,  deposit  accounts,  securities and other investment  property,  and other assets,  whether now existing or hereafter  acquired or created,  in the possession or under the control of any of the Custodian or its agents,  affiliates and sub-custodians and (ii) any and all proceeds thereof (collectively,  the
"Collateral").  The Liabilities include,  without limitation,  (a) the obligations of each Fund, on behalf of the applicable Portfolio, to the Custodian in relation to any advance of cash or securities for any purpose  including in connection with Contractual  Settlement
Services;  (b) the  obligations  of each Fund,  on behalf of the  applicable  Portfolio,  to the  Custodian (in its capacity as foreign exchange  provider or otherwise) in relation to any spot or forward foreign exchange  contracts or any other foreign exchange  contract or facility  entered into with such Fund; and (c) the  obligations of each Fund, on behalf of the  applicable  Portfolio,  to reimburse the Custodian  for any taxes (other than taxes levied upon the  Custodian in its  corporate,  and not  custodial,  capacity and arising from the  compensation  actually  paid by each Fund to the  Custodian  pursuant  to Section 14  hereof),  interest,  charges,  expense, assessments,  or other  liabilities that may be assessed against or imposed on the Custodian under or in connection with this Agreement for such  Portfolio  except  such  Liabilities  as may arise from the  Custodian's  own  failure  to  exercise  reasonable  care in the performance of its duties hereunder.

In the event that a Fund fails to satisfy any of its  Liabilities as and when due and payable,  the Custodian  shall have in respect of the Collateral,  in addition to all other rights and remedies  arising  hereunder or under applicable law, the rights and remedies of a secured party under the Uniform  Commercial Code of The  Commonwealth of  Massachusetts.  Without  prejudice to the Custodian's  rights under  applicable law, the Custodian  shall be entitled,  without notice to any Fund, to withhold  delivery of any Collateral,  sell or otherwise  realize any such  Collateral and to apply the money or other proceeds and any other monies  credited to the cash accounts in satisfaction of such  Liabilities.  Each Fund  acknowledges  that, in the Custodian  exercising any such rights or remedies against any of the  Collateral,  it will be commercially  reasonable for the Custodian (i) to accelerate or cause the  acceleration of the maturity of any fixed term  deposits  comprised in the  Collateral  and/or (ii) to effect such currency  conversions  as may be necessary at its current rates for the sale and purchase of the relevant currencies.

Except as may arise from the  Custodian's  own  negligence  or willful  misconduct,  each Fund shall  indemnify  and hold the Custodian harmless from and against any and all costs, expenses,  losses, damages,  charges,  counsel fees, payments and liabilities which may be asserted  against the  Custodian  (a) acting in  accordance  with any Proper  Instruction  or Special  Instruction  including,  without limitation,  any Proper Instruction with respect to Free Trades including, but not limited to, cost, expense, loss, damage,  liability, tax,  charge,  assessment or claim  resulting from (i) the failure of the  applicable  Fund to receive income with respect to purchased investments,  (ii) the failure of the applicable Portfolio to recover amounts invested on maturity of purchased investments,  (iii) the failure  of the  Custodian  to  respond  to or be  aware of  notices  or other  corporate  communications  with  respect  to  purchased investments,  or (iv) the Custodian's reliance upon information  provided by the applicable Fund, such Fund's  counterparty(ies) or the agents of either of them with  respect to Fund  property  released,  delivered or  purchased  pursuant to either of Section  2.2(14) or
Section  2.6(7)  hereof;  (b) for the acts or  omissions  of any Special  Sub-Custodian;  or (c) for the acts or omissions of any Local
Agent or Pledgee.  No Fund shall be liable for  indemnification  for losses or expenses arising out of litigation against the Custodian if the Custodian fails to promptly  notify  (pursuant to Section 18.9 below) such Fund of the  commencement  of any litigation  brought against the  Custodian in respect of which  indemnity  may be sought  hereunder;  provided,  however,  that any delay or failure by the
Custodian to give notice to the applicable  indemnifying Fund shall relieve such Fund of its obligations  hereunder only to the extent, if at all,  that such Fund is  materially  actually  prejudiced  by reason of such  delay or  failure.  With  respect to claims in such litigation  for which  indemnity  by a Fund may be sought,  and  subject  to  applicable  law and the ruling of any court of  competent jurisdictions,  such Fund shall be entitled to participate in any such litigation or proceeding and, after notice  (pursuant to Section
18.9 below) from such Fund to the  Custodian,  such Fund may assume the defense of such  litigation  with counsel  selected by the Fund and approved by the Custodian  (which  approval shall not be unreasonably  withheld) and at the Fund's own expense,  in respect of that portion of such  litigation  for which such Fund may be subject to an  indemnification  obligation;  provided,  however,  the Custodian shall be entitled to participate in (but not control) the defense of any such  litigation if such Fund has not  acknowledged in writing its obligation to indemnify the Custodian  with respect to such  litigation or  proceeding.  With respect to the  Custodian,  if a Fund has  acknowledged  in writing its  obligation to indemnify the Custodian,  the Fund shall not settle for other than monetary  damages a claim that materially affects the Custodian without the Custodian's prior written consent.

In no event shall the Custodian be liable for indirect, special or consequential damages.

SECTION 16.       EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

Upon its execution,  this Agreement shall become effective as of the date first above-written,  shall continue in full force and effect until  terminated as hereinafter  provided,  may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed,  postage prepaid,  to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing;  provided,  however,  that no Fund shall amend or terminate this Agreement in contravention of any applicable  federal or state regulations,  or any provision of such Fund's Governing  Documents, and further  provided,  that any Fund on behalf of one or more of the  Portfolios may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described  above to the Custodian,  or (ii)  immediately  terminate this Agreement in the event of the  appointment  of a conservator  or receiver for the Custodian by the  Comptroller of the Currency or
upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Termination of this Agreement with respect to any one particular  Fund or Portfolio  shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio.

Upon  termination  of the  Agreement,  the  applicable  Fund on behalf of each  applicable  Portfolio  shall pay to the Custodian  such compensation  as may be due and unpaid as of the date of such  termination  and shall  likewise  reimburse the Custodian for its costs, expenses and disbursements.

SECTION 17.       SUCCESSOR CUSTODIAN

If a successor  custodian for one or more Portfolios shall be appointed by the applicable  Board, the Custodian shall, upon termination and receipt of Proper Instructions,  deliver to such successor custodian at the office of the Custodian,  duly endorsed and in the form for transfer,  all securities of each applicable  Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System or at the Underlying Transfer Agent.

If no such successor custodian shall be appointed,  the Custodian shall, in like manner, upon receipt of Proper  Instructions,  deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no Proper  Instructions  designating a successor  custodian or alternative  arrangements shall have been delivered to the Custodian on or before the date when such termination  shall become  effective,  then the Custodian shall have the right to deliver to a bank or trust  company,  which is a "bank" as defined in the 1940 Act, doing  business in Boston,  Massachusetts  or New York, New
York, of its own selection,  having an aggregate capital,  surplus,  and undivided  profits,  as shown by its last published report, of not less than  $25,000,000,  all securities,  funds and other  properties held by the Custodian on behalf of each applicable  Portfolio and all  instruments  held by the Custodian  relative  thereto and all other property held by it under this Agreement on behalf of each applicable  Portfolio,  and to transfer to an account of such successor  custodian all of the securities of each such Portfolio held in any  Securities  System or at the  Underlying  Transfer  Agent.  Thereafter,  such bank or trust  company shall be the successor of the
Custodian under this Agreement.

In the event that  securities,  funds and other  properties  remain in the  possession of the Custodian  after the date of  termination hereof owing to failure of any Fund to provide Proper  Instructions as aforesaid,  the Custodian shall be entitled to fair compensation for its services  during such period as the  Custodian  retains  possession  of such  securities,  funds and other  properties  and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 18.  GENERAL

         SECTION 18.1  MASSACHUSETTS  LAW TO APPLY.  This Agreement  shall be construed and the provisions  thereof  interpreted  under and in accordance with laws of The Commonwealth of Massachusetts.

         SECTION  18.2 PRIOR  AGREEMENTS.  This  Agreement  supersedes  and  terminates,  as of the date hereof,  all prior  Agreements between each Fund on behalf of each of the Portfolios and the Custodian relating to the custody of such Fund's assets.

         SECTION  18.3  ASSIGNMENT.  This  Agreement  may not be assigned  by (a) any Fund  without  the prior  written  consent of the
Custodian or (b) by the Custodian without the prior written consent of each applicable Fund.

         SECTION 18.4  INTERPRETIVE AND ADDITIONAL  PROVISIONS.  In connection with the operation of this Agreement,  the Custodian and each Fund on behalf of each of the  Portfolios,  may from time to time agree on such  provisions  interpretive of or in addition to the provisions  of this  Agreement  as may in their  joint  opinion  be  consistent  with the  general  tenor of this  Agreement.  Any such interpretive or additional  provisions  shall be in a writing signed by all parties and shall be annexed hereto,  provided that no such interpretive  or additional  provisions  shall  contravene  any  applicable  federal or state  regulations or any provision of a Fund's
Governing  Documents.  No  interpretive or additional  provisions  made as provided in the preceding  sentence shall be deemed to be an amendment of this Agreement.

         SECTION 18.5  ADDITIONAL  FUNDS. In the event that any management  investment  company in addition to those listed on Appendix
A hereto  desires to have the  Custodian  render  services as custodian  under the terms  hereof,  it shall so notify the  Custodian in writing,  and if the Custodian  agrees in writing to provide such  services,  such  management  investment  company shall become a Fund hereunder and be bound by all terms and conditions  and provisions  hereof  including,  without  limitation,  the  representations  and warranties set forth in Section 18.7 below.

         SECTION  18.6  ADDITIONAL  PORTFOLIOS.  In the event that any Fund  establishes  one or more  series of Shares in  addition to those set forth on Appendix A hereto with respect to which it desires to have the  Custodian  render  services as  custodian  under the terms  hereof,  it shall so notify the  Custodian in writing,  and if the Custodian  agrees in writing to provide such  services,  such series of Shares shall become a Portfolio hereunder.

         SECTION 18.7  THE PARTIES; REPRESENTATIONS AND WARRANTIES.

                  SECTION 18.7.1 THE PARTIES.  All references herein to the "Fund" are to each of the management  investment  companies listed on Appendix A hereto,  and each  management  investment  company made subject to this Agreement in accordance  with Section 18.5 above,  individually,  as if this Agreement were between such individual Fund and the Custodian.  In the case of a series  corporation, trust or other entity,  all references herein to the "Portfolio" are to the individual  series or portfolio of such corporation,  trust or other entity, or to such corporation,  trust or other entity on behalf of the individual  series or portfolio,  as appropriate.  Any reference in this Agreement to "the parties" shall mean the Custodian and such other individual Fund as to which the matter pertains.

                  SECTION  18.7.2  REPRESENTATIONS  AND  WARRANTIES  OF THE FUNDS.  Each Fund  hereby  represents  and  warrants to the
Custodian that (a) it is duly  incorporated or organized and is validly  existing in good standing in its jurisdiction of incorporation or  organization;  (b) it has the requisite  power and authority  under  applicable  law and its Governing  Documents to enter into and perform this Agreement;  (c) all requisite  proceedings  have been taken to authorize it to enter into and perform this Agreement;  (d)
this Agreement  constitutes its legal,  valid,  binding and enforceable  agreement;  and (e) its entrance into this Agreement shall not cause a material  breach or be in  material  conflict  with any other  agreement  or  obligation  of the Fund or any law or  regulation applicable to it.

                  SECTION  18.7.3  REPRESENTATIONS  AND WARRANTIES OF THE CUSTODIAN.  The Custodian  hereby  represents and warrants to each  Fund  that (a) it is a  Massachusetts  trust  company,  duly  organized,  existing  and in good  standing  under  the laws of The
Commonwealth  of  Massachusetts;  (b) it has the  corporate  power and  authority  to enter into and perform  this  Agreement;  (c) all requisite  corporate  proceedings  have been taken to  authorize  it to enter  into and  perform  this  Agreement;  (d) this  Agreement constitutes its legal, valid,  binding and enforceable  agreement;  and (e) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Custodian or any law or regulation applicable to it.

         SECTION  18.8  REMOTE  ACCESS  SERVICES  ADDENDUM.  The  Custodian  and each Fund agree to be bound by the terms of the Remote
Access Services Addendum hereto.

         SECTION 18.9  NOTICES.  Except as may be more  particularly  required or permitted  by this  Agreement or any addendum  hereto with regard to the  composition  of,  electro-mechanical,  electronic or other  delivery of, and testing or other  security  procedures utilized in connection with,  either of Proper  Instructions or Special  Instructions,  any notice,  instruction or other instrument or communication  required to be given  hereunder  shall be in writing and shall be deemed to have been given at the  earliest of (a) upon personal  delivery or delivery by telecopy or telex during  normal  business  hours of, and to the offices (as set forth below) of, the party to be notified,  or the next business day if delivered by any such means outside of such party's normal business  hours;  (b) the next business day following  dispatch by cable;  (c) the next business day following  delivery to a national next business day delivery express carrier,  provided such delivery occurs before such carrier's  published  deadline for next business day delivery;  or (d) five business days following  deposit in the United States Mail,  registered mail,  postage prepaid,  return receipt  requested,  and in any case addressed to the  appropriate  party as indicated  below,  unless and until any of such parties  notifies the others in accordance with this Section 18.9 of a change of address:

To any Fund:               c/o Thrivent Financial for Lutherans
                           625 Fourth Avenue South
                           Minneapolis, Minnesota  55415
                           Attention:  Tammie Ryan
                           Telephone:  612-340-4074
                           Telecopy:  612-340-5776

To the Custodian:          STATE STREET BANK AND TRUST COMPANY
                           One Heritage Drive, JPB/5
                           North Quincy, Massachusetts  02171
                           Attention:  William M. Marvin, Vice President
                           Telephone: 617-985-6829
                           Telecopy: 617-985-5271

         SECTION 18.10  COUNTERPARTS.  This Agreement may be executed in several  counterparts,  each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

         SECTION  18.11  SEVERABILITY.  If any  provision or  provisions  of this  Agreement  shall be held to be invalid,  unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

         SECTION 18.12 REPRODUCTION OF DOCUMENTS.  This Agreement and all schedules,  addenda,  exhibits,  appendices,  attachments and amendments hereto may be reproduced by any photographic,  photostatic,  microfilm,  micro-card, miniature photographic or other similar process.  The parties hereto  all/each agree that any such  reproduction  shall be admissible in evidence as the original itself in any judicial or administrative  proceeding,  whether or not the original is in existence and whether or not such reproduction was made by a party in the regular  course of business,  and that any  enlargement,  facsimile or further  reproduction  of such  reproduction  shall likewise be admissible in evidence.

         SECTION 18.13  SHAREHOLDER  COMMUNICATIONS  ELECTION.  SEC Rule 14b-2 requires banks which hold  securities for the account of customers to respond to requests by issuers of securities for the names,  addresses and holdings of beneficial  owners of securities of that issuer  held by the bank unless the  beneficial  owner has  expressly  objected to  disclosure  of this  information.  In order to comply with the rule,  the  Custodian  needs each Fund to indicate  whether it  authorizes  the  Custodian to provide such Fund's name, address,  and share  position  to  requesting  companies  whose  securities  the Fund  owns.  If a Fund tells the  Custodian  "no," the
Custodian  will not provide this  information  to requesting  companies.  If a Fund tells the Custodian  "yes" or does not check either
"yes" or "no" below,  the Custodian is required by the rule to treat the Fund as consenting to disclosure of this  information  for all securities  owned by the Fund or any funds or  accounts  established  by the Fund.  For a Fund's  protection,  the Rule  prohibits  the requesting  company from using the Fund's name and address for any purpose other than corporate  communications.  Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ]  The Custodian is authorized to release the Fund's name, address, and share positions.

NO  [X]  The Custodian is not authorized to release the Fund's name, address, and share positions.

                                              REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                                                          SIGNATURE PAGE

IN WITNESS  WHEREOF,  each of the parties has caused this  instrument to be executed in its name and behalf by its duly  authorized representative and its seal to be hereunder affixed as of the date first above-written.

FUND SIGNATURES ATTESTED TO BY:         EACH OF THE ENTITIES SET FORTH ON APPENDIX A HERETO

John C. Bjork                           By: /s/Charles D. Gariboldi
-------------------------------             -------------------------------
John C. Bjork                               Charles D. Gariboldi, Jr., Treasurer
Title:  Counsel

SIGNATURE ATTESTED TO BY:               STATE STREET BANK AND TRUST COMPANY

/s/Stephanie L. Poster                  By: /s/Joseph L. Hooley
-------------------------------             -------------------------------
Stephanie L. Poster                         Joseph L. Hooley, Executive Vice President
Vice President and Counsel

                                   APPENDIX A
                                       TO
                           MASTER CUSTODIAN AGREEMENT

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

AAL VARIABLE PRODUCT SERIES FUND, INC.

         AAL Aggressive Growth Portfolio
         AAL Balanced Portfolio
         AAL Bond Index Portfolio
         AAL Capital Growth Portfolio
         AAL Equity Income Portfolio
         AAL High Yield Bond Portfolio
         AAL International Portfolio
         AAL Large Company Index Portfolio
         AAL Mid Cap Index Portfolio
         AAL Mid Cap Stock Portfolio
         AAL Money Market Portfolio
         AAL Small Cap Index Portfolio
         AAL Small Cap Stock Portfolio
         AAL Technology Stock Portfolio

THE AAL MUTUAL FUNDS

         The AAL Aggressive Growth Fund
         The AAL Balanced Fund
         The AAL Bond Fund
         The AAL Bond Index Fund
         The AAL Capital Growth Fund
         The AAL Equity Income Fund
         The AAL High Yield Bond Fund
         The AAL International Fund
         The AAL Large Company Index Fund
         The AAL Large Company Index Fund II
         The AAL Mid Cap Index Fund
         The AAL Mid Cap Index Fund II
         The AAL Mid Cap Stock Fund
         The AAL Municipal Bond Fund
         The AAL Money Market Fund
         The AAL Small Cap Index Fund II
         The AAL Small Cap Stock Fund
         The AAL Small Cap Value Fund
         The AAL Technology Stock Fund
         The AAL U.S. Government Zero Coupon Target Fund, Series 2006

                                   SCHEDULE D
                                       TO
                           MASTER CUSTODIAN AGREEMENT

SPECIAL SUB-CUSTODIANS

None

                                        STATE STREET                     SCHEDULE A
                                   GLOBAL CUSTODY NETWORK
                                       SUBCUSTODIANS

Country                    Subcustodian

Argentina                  Citibank, N.A.

Australia                  Westpac Banking Corporation

Austria                    Erste Bank der Osterreichischen Sparkassen AG

Bahrain                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Bangladesh                 Standard Chartered Bank

Belgium                    Fortis Bank nv-sa

Benin                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Bermuda                    The Bank of Bermuda Limited

Bolivia                    Citibank, N. A.

Botswana                   Barclays Bank of Botswana Limited

Brazil                     Citibank, N.A.

Bulgaria                   ING Bank N.V.

Burkina Faso               via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Canada                     State Street Trust Company Canada

Cayman Islands             Bank of Nova Scotia Trust Company (Cayman) Ltd.

Chile                      BankBoston, N.A.

People's Republic          Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches

Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica                 Banco BCT S.A.

Croatia                    Privredna Banka Zagreb d.d

Cyprus                     Cyprus Popular Bank Ltd.

Czech Republic             Eeskoslovenska Obchodni Banka, A.S.

Denmark                    Danske Bank A/S

Ecuador                    Citibank, N.A.

Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Estonia                    Hansabank

Finland                    Nordea Bank Finland Plc.

France                     BNP Paribas Securities Services, S.A.

Germany                    Dresdner Bank AG

Ghana                      Barclays Bank of Ghana Limited

Greece                     National Bank of Greece S.A.

Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Hong Kong                  Standard Chartered Bank

Hungary                    HVB Bank Hungary Rt.

Iceland                    Icebank Ltd.

India                      Deutsche Bank AG

                           Hongkong and Shanghai Banking Corporation Limited

Indonesia                  Standard Chartered Bank

Ireland                    Bank of Ireland

Israel                     Bank Hapoalim B.M.

Italy                      BNP Paribas Securities Services, S.A.

Ivory Coast                Societe Generale de Banques en Cote d'Ivoire

Jamaica                    Scotiabank Jamaica Trust and Merchant Bank Ltd.

Japan                      Mizuho Corporate Bank Ltd.

                           Sumitomo Mitsui Banking Corporation

Jordan                     HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kazakhstan                 HSBC Bank Kazakhstan
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Kenya                      Barclays Bank of Kenya Limited

Republic of Korea          Hongkong and Shanghai Banking Corporation Limited

Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Lithuania                  Vilniaus Bankas AB

Malaysia                   Standard Chartered Bank Malaysia Berhad

Mali                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Mauritius                  Hongkong and Shanghai Banking Corporation Limited

Mexico                     Banco Nacional de Mexico S.A.

Morocco                    Banque Commerciale du Maroc

Namibia                    Standard Bank Namibia Limited               -

Netherlands                KAS BANK N.V.

New Zealand                Westpac Banking Corporation

Niger                      via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Nigeria                    Stanbic Bank Nigeria Limited

Norway                     Nordea Bank Norge ASA

Oman                       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Pakistan                   Deutsche Bank AG

Palestine                  HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Panama                     BankBoston, N.A.

Peru                       Citibank, N.A.

Philippines                Standard Chartered Bank

Poland                     Bank Handlowy w Warszawie S.A.

Portugal                   Banco Comercial Portugues

Puerto Rico                Citibank N.A.

Qatar                      HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

Romania                    ING Bank N.V.

Russia                     ING Bank (Eurasia) ZAO, Moscow

Senegal                    via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Singapore                  The Development Bank of Singapore Limited

Slovak Republic            Eeskoslovenska Obchodni Banka, A.S., pobocka zahranicnej banky v SR

Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana

South Africa               Nedcor Bank Limited

                           Standard Bank of South Africa Limited

Spain                      Banco Santander Central Hispano S.A.

Sri Lanka                  Hongkong and Shanghai Banking Corporation Limited

Swaziland                  Standard Bank Swaziland Limited

Sweden                     Skandinaviska Enskilda Banken

Switzerland                UBS AG

Taiwan - R.O.C.            Central Trust of China

Thailand                   Standard Chartered Bank

Togo                       via Societe Generale de Banques en Cote d'Ivoire, Abidjan, Ivory Coast

Trinidad & Tobago          Republic Bank Limited

Tunisia                    Banque Internationale Arabe de Tunisie

Turkey                     Citibank, N.A.

Uganda                     Barclays Bank of Uganda Limited

Ukraine                    ING Bank Ukraine

United Arab Emirates       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)

United Kingdom             State Street Bank and Trust Company,  London Branch

Uruguay                    BankBoston, N.A.

Venezuela                  Citibank, N.A.

Vietnam                    The Hongkong and Shanghai Banking Corporation Limited

Zambia                     Barclays Bank of Zambia Limited

Zimbabwe                   Barclays Bank of Zimbabwe Limited

                                     STATE STREET                        SCHEDULE B
                                GLOBAL CUSTODY NETWORK
                       DEPOSITORIES OPERATING IN NETWORK MARKETS

         Country                            Depositories

         Argentina                          Caja de Valores S.A.

         Australia                          Austraclear Limited

         Austria                            Oesterreichische Kontrollbank AG
                                            (Wertpapiersammelbank Division)

         Bahrain                            Clearing, Settlement, and Depository System of the Bahrain Stock Exchange

         Belgium                            Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.

                                            Banque Nationale de Belgique

         Benin                              Depositaire Central - Banque de Reglement

         Bermuda                            Bermuda Securities Depository

         Brazil                             Central de Custodia e de Liquidacao Financeira de Titulos Privados
         (CETIP)

                                            Companhia Brasileira de Liquidacao e Custodia

                                            Sistema Especial de Liquidacao e de Custodia (SELIC)

         Bulgaria                           Bulgarian National Bank

                                            Central Depository AD

         Burkina Faso                       Depositaire Central - Banque de Reglement

         Canada                             Canadian Depository for Securities Limited

         Chile                              Deposito Central de Valores S.A.

         People's Republic                  China Securities Depository and Clearing Corporation Limited
         of China                           Shanghai Branch

                                            China Securities Depository and Clearing Corporation Limited
                                            Shenzhen Branch

         Colombia                           Deposito Central de Valores

                                            Deposito Centralizado de Valores de Colombia S..A. (DECEVAL)

         Costa Rica                         Central de Valores S.A.

         Croatia                            Ministry of Finance

                                            National Bank of Croatia

                                            Sredisnja Depozitarna Agencija d.d.

         Cyprus                             Central Depository and Central Registry

         Czech Republic                     Czech National Bank

                                            Stredisko cennych papiru - Ceska republika

         Denmark                            Vaerdipapircentralen (Danish Securities Center)

         Egypt                              Misr for Clearing, Settlement, and Depository S.A.E.

         Estonia                            Eesti Vaartpaberikeskus

         Finland                            Suomen Arvopaperikeskus (Finnish Central Securities Depository)

         France                             Euroclear France

         Germany                            Clearstream Banking AG, Frankfurt

         Greece                             Apothetirion Titlon AE - Central Securities Depository

                                            Bank of Greece,
                                            System for Monitoring Transactions in Securities in Book-Entry Form

         Guinea-Bissau                      Depositaire Central - Banque de Reglement

         Hong Kong                          Central Moneymarkets Unit

                                            Hong Kong Securities Clearing Company Limited

         Hungary                            Kozponti Elszamolohaz es Ertektar (Budapest) Rt. (KELER)

         Iceland                            Iceland Securities Depository Limited

         India                              Central Depository Services India Limited

                                            National Securities Depository Limited

                                            Reserve Bank of India

         Indonesia                          Bank Indonesia

                                            PT Kustodian Sentral Efek Indonesia

         Israel                             Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearinghouse)

         Italy                              Monte Titoli S.p.A.

         Ivory Coast                        Depositaire Central - Banque de Reglement

         Jamaica                            Jamaica Central Securities Depository

         Japan                              Bank of Japan  - Net System
                                            Japan Securities Depository Center (JASDEC) Incorporated

         Kazakhstan                         Central Depository of Securities

         Kenya                              Central Bank of Kenya

         Republic of Korea                  Korea Securities Depository

         Latvia                             Latvian Central Depository

         Lebanon                            Custodian and Clearing Center of Financial Instruments for
                                            Lebanon and the Middle East (Midclear) S.A.L.

                                            Banque du Liban

         Lithuania                          Central Securities Depository of Lithuania

         Malaysia                           Malaysian Central Depository Sdn. Bhd.

                                            Bank Negara Malaysia

         Mali                               Depositaire Central - Banque de Reglement

         Mauritius                          Central Depository and Settlement Co. Ltd.

                                            Bank of Mauritius

         Mexico                             S.D. Indeval, S.A. de C.V.

         Morocco                            Maroclear

         Netherlands                        Euroclear Nederlands

         New Zealand                        New Zealand Central Securities Depository Limited

         Niger                              Depositaire Central - Banque de Reglement

         Nigeria                            Central Securities Clearing System Limited

         Norway                             Verdipapirsentralen (Norwegian Central Securities Depository)

         Oman                               Muscat Depository & Securities Registration Company, SAOC

         Pakistan                           Central Depository Company of Pakistan Limited

                                            State Bank of Pakistan

         Palestine                          Clearing Depository and Settlement, a department
                                            of the Palestine Stock Exchange

         Panama                             Central Latinoamericana de Valores, S.A. (LatinClear)

         Peru                               Caja de Valores y Liquidaciones, Institucion de
                                            Compensacion y Liquidacion de Valores S.A

         Philippines                        Philippine Central Depository, Inc.

                                            Registry of Scripless Securities (ROSS) of the Bureau of Treasury

         Poland                             Krajowy Depozyt Papierow Wartošciowych S.A.
                                            (National Depository of Securities)

                                            Central Treasury Bills Registrar

         Portugal                           INTERBOLSA - Sociedade Gestora de Sistemas de Liquidacao e de
                                            Sistemas Centralizados de Valores Mobiliarios, S.A.

         Qatar                              Central Clearing and Registration (CCR), a
                                            department of the Doha Securities Market

         Romania                            Bucharest Stock Exchange Registry Division

                                            National Bank of Romania

                                            National Securities Clearing, Settlement and Depository Company

         Russia                             Vneshtorgbank, Bank for Foreign Trade of the Russian Federation

         Senegal                            Depositaire Central - Banque de Reglement

         Singapore                          Central Depository (Pte) Limited

                                            Monetary Authority of Singapore

         Slovak Republic                    National Bank of Slovakia

                                            Stredisko cennych papierov SR, a.s.

         Slovenia                           KDD - Centralna klirinsko depotna druzba d.d.

         South Africa                       The Central Depository Limited

                                            Share Transactions Totally Electronic (STRATE) Ltd.

         Spain                              Banco de Espana

                                            Servicio de Compensacion y Liquidacion de Valores, S.A.

         Sri Lanka                          Central Depository System (Pvt) Limited

         Sweden                             Vardepapperscentralen  VPC AB
                                            (Swedish Central Securities Depository)

         Switzerland                        SegaIntersettle AG (SIS)

         Taiwan - R.O.C.                    Taiwan Securities Central Depository Company Limited

         Thailand                           Bank of Thailand

                                            Thailand Securities Depository Company Limited

         Togo                               Depositaire Central - Banque de Reglement

         Trinidad and Tobago                Trinidad and Tobago Central Bank

         Tunisia                            Societe Tunisienne Interprofessionelle pour la
                                            Compensation et de Depots des Valeurs Mobilieres (STICODEVAM)

         Turkey                             Central Bank of Turkey

                                            Takas ve Saklama Bankasi A.S. (TAKASBANK)

         Uganda                             Bank of Uganda

         Ukraine                            Mizhregionalny Fondovy Souz

                                            National Bank of Ukraine

         United Arab Emirates               Clearing and Depository System,
                                            a department of theDubai Financial Market

         Venezuela                          Banco Central de Venezuela

         Vietnam                            Securities Registration, Clearing and Settlement,
                                            Depository Department of the Securities Trading Center

         Zambia                             Bank of Zambia

                                            LuSE Central Shares Depository Limited

         TRANSNATIONAL

         Euroclear

         Clearstream Banking AG

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information             Brief Description
(scheduled frequency)

The Guide to Custody in World Markets       An overview of settlement and safekeeping procedures,
(hardcopy annually and regular              custody practices and foreign investor considerations for the
website updates)                            markets in which State Street offers custodial services.

Global Custody Network Review               Information relating to Foreign Sub-Custodians in State Street's
(annually)                                  Global Custody Network.  The Review stands as an integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The Review also gives insight into State Street's market expansion and Foreign Sub-Custodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign
                                            Sub-Custodian banks.

Securities Depository Review                Custody risk analyses of the Foreign Securities Depositories presently
(annually)                                  operating in Network markets.  This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.

Global Legal Survey                         With respect to each market in which State Street offers custodial
(annually)                                  services, opinions relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign
                                            Sub-Custodian or Foreign Securities System, (ii) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign
                                            Sub-Custodian or Foreign Securities System, (iii) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign
                                            Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements                     Copies of the contracts that State Street has entered into with each
(annually)                                  Foreign Sub-Custodian that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.

Global Market Bulletin                      Information on changing settlement and custody conditions in
(daily or as necessary)                     markets where State Street offers custodial services.
                                            Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street's clients.

Foreign Custody Advisories                  For those markets where State Street offers custodial
(as necessary)                              services that exhibit special risks or infrastructures impacting custody, State Street issues market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.

Material Change Notices                     Informational letters and accompanying materials confirming
(presently on a quarterly                   State Street's foreign custody arrangements, including a
basis or as otherwise necessary)            summary of material changes with Foreign Sub-Custodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

                                                                                [STATE STREET GRAPHIC OMITTED]

                             FUNDS TRANSFER ADDENDUM

OPERATING GUIDELINES

1.       Obligation of the Sender: State Street is authorized to promptly debit Client's account(s) upon the receipt of a payment order in compliance with the selected Security Procedure chosen for funds transfer and in the amount of money that State Street has been instructed to transfer.  State Street shall execute payment orders in compliance with the Security Procedure and with the Client's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time.  All payment orders and communications received after this time will be deemed to have been received on the next business day.

2.       Security Procedure: The Client acknowledges that the Security Procedure it has designated on the
Selection Form was selected by the Client from Security Procedures offered by State Street.  The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by State Street after being confirmed by any of the selected Security Procedures.  The Client also agrees to be bound by any other valid and authorized payment order accepted by State Street.  The Client shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated in writing to State Street.  The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel.  State Street shall verify the authenticity of all instructions according to the Security
Procedure.

3.       Account Numbers: State Street shall process all payment orders on the basis of the account number contained in the payment order.  In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by State Street at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order.  State Street will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4.       Rejection: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits upon wire transfers which are applicable to State Street; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5.       Cancellation or Amendment: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording State Street reasonable opportunity to act.  However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6.       Errors: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the Security Procedure.  The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7.       Interest and Liability Limits: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order.  In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8.       Automated Clearing House ("ACH") Credit Entries/Provisional Payments: When a Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated
Clearing House Association and the New England Clearing House Association, State Street will act as an
Originating Depository Financial Institution and/or Receiving Depository Institution, as the case may be, with respect to such entries.  Credits given by State Street with respect to an ACH credit entry are provisional until
State Street receives final settlement for such entry from the Federal Reserve Bank.  If State Street does not receive such final settlement, the Client agrees that State Street shall receive a refund of the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9.       Confirmation Statements: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through State Street's proprietary information systems, such as, but not limited to Horizon and GlobalQuest(R), account statements, advices, or by facsimile or callback. The
Client must report any objections to the execution of a payment order within 30 days.

10.      Liability  on  Foreign  Accounts:  State  Street  shall not be  required  to repay any  deposit  made at a
non-U.S.  branch of State  Street,  or any deposit  made with State  Street and  denominated  in a non-U.S.  dollar currency,  if  repayment  of such  deposit or the use of assets  denominated  in the  non-U.S.  dollar  currency is prevented,  prohibited  or  otherwise  blocked due to: (a) an act of war,  insurrection  or civil  strife;  (b) any action by a non-U.S.  government or instrumentality or authority asserting  governmental,  military or police power of any  kind,  whether  such  authority  be  recognized  as a defacto  or a dejure  government,  or by any  entity, political or  revolutionary  movement or otherwise  that usurps,  supervenes  or otherwise  materially  impairs the normal  operation of civil authority;  or(c) the closure of a non-U.S.  branch of State Street in order to prevent, in the reasonable  judgment of State Street,  harm to the employees or property of State Street.  The obligation to repay any such  deposit  shall not be  transferred  to and may not be enforced  against  any other  branch of State
Street.

The foregoing  provisions  constitute the disclosure required by Massachusetts  General Laws, Chapter 167D, Section
36.

While State Street is not obligated to repay any deposit made at a non-U.S.  branch or any deposit  denominated  in a non-U.S.  currency during the period in which its repayment has been prevented,  prohibited or otherwise blocked,
State Street will repay such deposit when and if all circumstances  preventing,  prohibiting or otherwise  blocking repayment cease to exist.

11.      MISCELLANEOUS:  State  Street  and the  Client  agree  to  cooperate  to  attempt  to  recover  any  funds erroneously  paid to the wrong party or parties,  regardless  of any fault of State  Street or the Client,  but the party  responsible  for the erroneous  payment shall bear all costs and expenses  incurred in trying to effect such recovery.  These Guidelines may not be amended except by a written agreement signed by the parties.

Security Procedure(s) Selection Form

Please select one or more of the funds transfer security procedures indicated below.

SWIFT
SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages.  SWIFT is considered to be one of the most secure and efficient networks for the delivery of funds transfer instructions.
Selection of this security procedure would be most appropriate for existing SWIFT members.

Standing Instructions
Standing Instructions may be used where funds are transferred to a broker on the Client's established list of brokers with  which it engages in foreign exchange transactions. Only the date, the currency and the currency amount are variable. In order to establish this procedure, State Street will send to the Client a list of the brokers that State Street has determined are used by the Client.  The Client will confirm the list in writing, and State Street will verify the written confirmation by telephone. Standing Instructions will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the Standing Instruction will be confirmed by telephone prior to execution.

Remote Batch Transmission
Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the
Client and State Street. Security procedures include encryption and or the use of a test key by those individuals authorized as Automated Batch Verifiers.
Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business.

Global Horizon Interchangesm Funds Transfer Service
Global Horizon Interchange Funds Transfer Service (FTS) is a State Street proprietary microcomputer-based wire initiation system. FTS enables Clients to electronically transmit authenticated Fedwire, CHIPS or internal book transfer instructions to State Street.
This delivery mechanism is most appropriate for Clients with a low-to-medium number of transactions (5-75 per day), allowing Clients to enter, batch, and review wire transfer instructions on their PC prior to release to
State Street.

Telephone Confirmation (Callback)
Telephone confirmation will be used to verify all non-repetitive funds transfer instructions received via untested facsimile or phone.  This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers.  State Street will verify that the instruction contains the signature of an authorized person and prior to execution, will contact someone other than the originator at the Client's location to authenticate the instruction.
Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

Repetitive Wires
For situations where funds are transferred periodically (minimum of one instruction per calendar quarter) from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented.  Repetitive wires will be subject to a mutually agreed upon limit.  If the payment order exceeds the established limit, the instruction will be confirmed by telephone prior to execution.  Telephone confirmation is used to establish this process. Repetitive wire instructions must be reconfirmed annually.
This alternative is recommended whenever funds are frequently transferred between the same two accounts.

Transfers Initiated by Facsimile
The Client faxes wire transfer instructions directly to State Street Mutual Fund Services.  Standard security procedure requires the use of a random number test key for all transfers.  Every six months the Client receives test key logs from State Street.  The test key contains alpha-numeric characters, which the Client puts on each document faxed to State Street.  This procedure ensures all wire instructions received via fax are authorized by the Client.
We provide this option for Clients who wish to batch wire instructions and transmit these as a group to State
Street Mutual Fund Services once or several times a day.

Automated Clearing House (ACH)
State Street receives an automated transmission or a magnetic tape from a Client for the initiation of payment
(credit) or collection (debit) transactions through the ACH network.  The transactions contained on each transmission or tape must be authenticated by the Client. Clients using ACH must select one or more of the following delivery options:

Global Horizon Interchange Automated Clearing House Service
Transactions are created on a microcomputer, assembled into batches and delivered to State Street via fully
authenticated     electronic transmissions in standard NACHA formats.

Transmission from Client PC to State Street Mainframe with Telephone Callback

Transmission from Client Mainframe to State Street Mainframe with Telephone Callback

Transmission from DST Systems to State Street Mainframe with Encryption

Magnetic Tape Delivered to State Street with Telephone Callback

State Street is hereby instructed to accept funds transfer instructions only via the delivery methods and security procedures indicated. The selected delivery methods and security procedure(s)
will be effective __________________ for payment orders initiated by our organization.

Key Contact Information

Whom shall we contact to implement your selection(s)?

Client operations contact                            Alternate Contact

------------------------------                          ------------------------------
Name                                                    Name

------------------------------                          ------------------------------
Address                                                 Address

------------------------------                          ------------------------------
City/State/Zip Code                                     City/State/Zip Code

------------------------------                          ------------------------------
Telephone Number                                        Telephone Number

------------------------------                          ------------------------------
Facsimile Number                                        Facsimile Number

------------------------------
SWIFT Number

------------------------------
Telex Number

                             FUNDS TRANSFER ADDENDUM

INSTRUCTION(S)

TELEPHONE CONFIRMATION

Fund: _______________________________________________

Investment Adviser: _________________________________

Sub-Adviser: ________________________________________

Authorized Initiators
    Please Type or Print

Please provide a listing of Fund officers or other individuals who are currently authorized to initiate wire transfer instructions to State Street:

NAME                            TITLE (Specify whether position         SPECIMEN SIGNATURE
                                is with Fund or Investment
                                Adviser)

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

Authorized Verifiers
    Please Type or Print

Please provide a listing of Fund officers or other individuals who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                            CALLBACK PHONE NUMBER                   DOLLAR LIMITATION (IF ANY)

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

------------------------------  ------------------------------          ------------------------------

                                   REMOTE ACCESS SERVICES ADDENDUM TO MASTER CUSTODIAN AGREEMENT

         ADDENDUM to that certain  Master  Custodian  Agreement  dated as of November 26, 2002 (the  "Custodian  Agreement")  by and
among each management  investment  company identified on Appendix A thereto or made subject thereto pursuant to Section 18.5 thereof
(each, a "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").

         State Street has  developed  and utilizes  proprietary  accounting  and other  systems in  conjunction  with the  custodian services  which State Street  provides to the Customer.  In this regard,  State Street  maintains  certain  information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services

State Street agrees to provide the Customer,  and its designated investment advisors,  consultants or other third parties authorized by State Street  ("Authorized  Designees")  with access to  In~SightSM  as  described  in Exhibit A or such other  systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures

The Customer  agrees to comply,  and to cause its  Authorized  Designees  to comply,  with remote  access  operating  standards  and procedures and with user  identification or other password control  requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote  Access  Services.  The Customer  agrees to advise State
Street  immediately  in the event that it learns or has reason to believe  that any person to whom it has given access to the System or the Remote Access  Services has violated or intends to violate the terms of this Addendum and the Customer  will  cooperate  with
State Street in seeking  injunctive or other  equitable  relief.  The Customer  agrees to  discontinue  use of the System and Remote
Access Services, if requested, for any security reasons cited by State Street.

Fees

Fees and charges for the use of the System and the Remote  Access  Services and related  payment  terms shall be as set forth in the custody fee schedule in effect from time to time between the parties.  The Customer  shall be  responsible  for any tariffs,  duties or taxes imposed or levied by any government or  governmental  agency by reason of the  transactions  contemplated by this Addendum, including,  without  limitation,  federal,  state and local taxes,  use, value added and personal property taxes (other than income, franchise  or similar  taxes which may be imposed or assessed  against  State  Street).  Any claimed  exemption  from such  tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

Proprietary Information/Injunctive Relief

The System and Remote Access  Services  described  herein and the databases,  computer  programs,  screen  formats,  report formats, interactive design techniques,  formulae,  processes,  systems,  software, know- how, algorithms,  programs,  training aids, printed materials,  methods,  books, records,  files,  documentation and other information made available to the Customer by State Street as part of the Remote  Access  Services  and  through  the use of the System  and all  copyrights,  patents,  trade  secrets  and other proprietary  rights of State Street related thereto are the exclusive,  valuable and  confidential  property of State Street and its relevant  licensors (the "Proprietary  Information").  The Customer agrees on behalf of itself and its Authorized  Designees to keep the Proprietary  Information  confidential  and to limit access to its employees and Authorized  Designees  (under a similar duty of confidentiality)  who  require  access to the  System  for the  purposes  intended.  The  foregoing  shall not apply to  Proprietary
Information in the public domain or required by law to be made public.

The Customer agrees to use the Remote Access  Services only in connection  with the proper  purposes of this Addendum.  The Customer will not, and will cause its employees and  Authorized  Designees not to, (i) permit any third party to use the System or the Remote
Access Services,  (ii) sell,  rent,  license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any  purpose  other than as  expressly  authorized  under  this  Addendum,  (iii) use the System or the Remote  Access
Services for any fund, trust or other investment  vehicle without the prior written consent of State Street,  or (iv) allow or cause any information  transmitted from State Street's  databases,  including data from third party sources,  available through use of the
System or the Remote Access Services,  to be published,  redistributed  or retransmitted  for other than use for or on behalf of the
Customer, as State Street's customer.

The Customer  agrees that neither it nor its  Authorized  Designees will modify the System in any way;  enhance or otherwise  create derivative  works based upon the System,  nor will your or your  Authorized  Designees  reverse  engineer,  decompile  or  otherwise attempt to secure the source code for all or any part of the System.

The Customer  acknowledges  that the disclosure of any Proprietary  Information,  or of any information which at law or equity ought to remain  confidential,  will immediately give rise to continuing  irreparable injury to State Street  inadequately  compensable in damages at law and that State  Street  shall be entitled to obtain  immediate  injunctive  relief  against the breach or  threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State  Street  represents  and  warrants  that it is the owner of and has the right to grant access to the System and to provide the
Remote Access Services  contemplated herein.  Because of the nature of computer information  technology  including,  but not limited to, the use of the Internet,  and the necessity of relying upon third party sources,  and data and pricing information obtained from third parties,  the System and Remote Access  Services are provided "AS IS", and the Customer and its Authorized  Designees shall be solely  responsible for the investment  decisions,  results obtained,  regulatory  reports and statements  produced using the Remote
Access  Services.  State Street and its relevant  licensors will not be liable to the Customer or its  Authorized  Designees for any direct or indirect,  special,  incidental,  punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services,  nor shall either party be responsible for delays or  nonperformance  under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party  suppliers)  reflect the available state of the art technology to offer products that are Year 2000 compliant,  including,  but not limited to, century  recognition of dates,  calculations  that  correctly  compute same century and multi century  formulas and date values,  and interface  values that reflect the date issues  arising  between now and  December 31, 2099,  and if any changes are  required,  State Street will make the changes to its products at no cost to you and in a commercially  reasonable time frame and will require third-party  suppliers to do likewise.  The Customer will do likewise for its systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM,  STATE STREET, FOR ITSELF AND ITS RELEVANT  LICENSORS,  EXPRESSLY  DISCLAIMS ANY AND
ALL WARRANTIES  CONCERNING  THE SYSTEM AND THE SERVICES TO BE RENDERED  HEREUNDER,  WHETHER  EXPRESS OR IMPLIED  INCLUDING,  WITHOUT
LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at our option,  settle any claim or action brought  against the Customer to the extent that it is based upon an assertion  that access to the System or use of the Remote Access  Services by the Customer  under this Addendum  constitutes direct  infringement of any patent or copyright or  misappropriation  of a trade secret,  provided that the Customer  notifies State
Street  promptly  in  writing of any such claim or  proceeding  and  cooperates  with State  Street in the  defense of such claim or proceeding.  Should the System or the Remote Access Services or any part thereof become,  or in State Street's  opinion be likely to become,  the subject of a claim of  infringement  or the like under any applicable  patent or copyright or trade secret laws,  State
Street shall have the right,  at State Street's sole option,  to (i) procure for the Customer the right to continue using the System or the Remote  Access  Services,  (ii) replace or modify the System or the Remote  Access  Services so that the System or the Remote
Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination

Either  party to the  Custodian  Agreement  may  terminate  this  Addendum  (i) for any  reason by giving  the other  party at least one-hundred  and eighty  (180) days prior  written  notice in the case of notice of  termination  by State Street to the Customer or thirty (30) days notice in the case of notice from the Customer to State Street of termination,  or (ii)  immediately for failure of the other party to comply  with any  material  term and  condition  of the  Addendum  by giving the other  party  written  notice of termination.  This  Addendum  shall in any  event  terminate  within  ninety  (90)  days  after  the  termination  of the  Custodian
Agreement.  In the  event of  termination,  the  Customer  will  return  to State  Street  all  copies  of  documentation  and other confidential  information  in its  possession or in the  possession of its  Authorized  Designees.  The  foregoing  provisions  with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum and the exhibit hereto constitute the entire  understanding of the parties to the Custodian  Agreement with respect to access to the  System and the Remote  Access  Services.  This  Addendum  cannot be  modified  or  altered  except in a writing  duly executed by each of State  Street and the  Customer  and shall be  governed  by and  construed  in  accordance  with the laws of The
Commonwealth of Massachusetts.

By its execution of the Custodian  Agreement,  the Customer (a) confirms to State Street that it informs all Authorized Designees of the terms of this Addendum;  (b) accepts  responsibility  for its and its Authorized  Designees'  compliance  with the terms of this
Addendum;  and (c)  indemnifies  and holds State Street  harmless  from and against any and all costs,  expenses,  losses,  damages, charges,  counsel fees,  payments and  liabilities  arising from any failure of the Customer or any of its  Authorized  Designees to
abide by the terms of this Addendum.

                                                             EXHIBIT A
                                                                 to
                                       REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT

                                                             IN~SIGHT(SM)
                                                     System Product Description

In~Sight(SM)  provides  bilateral  information  delivery,  interoperability,  and on-line  access to State Street.  In~Sight(SM)  allows users a single  point of entry into  State  Street's  diverse  systems  and  applications.  Reports  and data from  systems  such as
Investment Policy Monitor(SM),  Multicurrency  Horizon(SM),  Securities  Lending,  Performance & Analytics and Electronic Trade Delivery
can be accessed  through  In~Sight(SM).  This  Internet-enabled  application  is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones.  In~SightSM also offers users a flexible toolset,  including an ad-hoc query function,  a custom graphics package, a report designer,  and a scheduling  capability.  Data and reports offered through In~Sight(SM)
will continue to increase in direct  proportion with the customer roll out, as it is viewed as the information  delivery system will grow with State Street's customers.